       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 30, 1996

                                                      1933 Act File No. 33-69460
                                                      1940 Act File No. 811-8046

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   / /

         Pre-Effective Amendment No.                                      / /


         Post-Effective Amendment No. 9                                   /X/

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


         Amendment No. 11                                                 /X/

                           (Check appropriate box or boxes)

BERGER INVESTMENT PORTFOLIO TRUST
------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

210 University Boulevard, Suite 900, Denver, Colorado        80206
------------------------------------------------------------------------------
                 (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, including Area Code:   (303) 329-0200
                                                      ------------------------
Rodney L. Linafelter, 210 University Boulevard, Suite 900, Denver, CO  80206
------------------------------------------------------------------------------
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective: (check appropriate box)


    / /  immediately upon filing pursuant to paragraph (b)
    /X/  on November 28, 1996, pursuant to paragraph (b)
    / /  60 days after filing pursuant to paragraph (a)(1)
    / /  on (date) pursuant to paragraph (a)(1)
    / /  75 days after filing pursuant to paragraph (a)(2)
    / /  on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2(a) and intends to file its Rule 24f-2 Notice on or about November 15, 1996, for the fiscal year ended September 30, 1996.

                          BERGER INVESTMENT PORTFOLIO TRUST
                            SHARES OF BENEFICIAL INTEREST
                                   ($.01 Par Value)

                      Cross-Reference Sheet Pursuant to Rule 481

I.  Berger Small Company Growth Fund and Berger New Generation Fund

Item No. and Caption in Form N-1A                     Number of Section
------------------------------------------------------------------------

A.  Prospectus
    ----------
    1.   Cover Page                                   Cover Page
    2.   Synopsis                                     Section 1
    3.   Condensed Financial Information              Section 2
    4.   General Description of Registrant            Sections 3, 4, 5 and 16
    5.   Management of the Fund                       Sections 6, 7 and 8
    5A.  Management's Discussion of Fund Performance  Annual Report
    6.   Capital Stock and Other Securities           Sections 15, 16 and 17
    7.   Purchase of Securities Being Offered         Sections 8, 9, 10, 11, 13
                                                         and 14
    8.   Redemption or Repurchase                     Section 12
    9.   Pending Legal Proceedings                    Not Applicable

B.  Statement of Additional Information
    -----------------------------------

    10.  Cover Page                                   Cover Page
    11.  Table of Contents                            Table of Contents
    12.  General Information and History              Section 14
    13.  Investment Objectives and Policies           Sections 1 and 2
    14.  Management of the Fund                       Section 3
    15.  Control Persons and Principal Holders of
           Securities                                 Sections 3 and 14
    16.  Investment Advisory and Other Services       Sections 3, 4, 5 and 14
    17.  Brokerage Allocation and Other Practices     Sections 1 and 6
    18.  Capital Stock and Other Securities           Section 14
    19.  Purchase, Redemption and Pricing of
            Securities Being Offered                  Sections 7, 8, 10, 11
                                                         and 12
    20.  Tax Status                                   Section 9
    21.  Underwriters                                 Not Applicable
    22.  Calculations of Performance Data             Section 13
    23.  Financial Statements                         Financial Statements

                                   PROSPECTUS

     The One Hundred Fund, Inc., doing business as Berger One Hundred Fund, Inc. ("Berger 100 Fund"), Berger One Hundred and One Fund, Inc., doing business as Berger Growth and Income Fund, Inc. ("Berger Growth and Income Fund"), Berger Small Company Growth Fund and Berger New Generation Fund (together, the "Funds") are "no-load" mutual funds. This Prospectus describes each of these Funds which have many features in common but have different investment objectives and different investment emphases.


BERGER 100 FUND-Registered Trademark- - The investment objective of the
Berger 100 Fund is long-term capital appreciation. The Berger 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which the Fund's advisor believes offer favorable growth prospects.


BERGER GROWTH AND INCOME FUND - The primary investment objective of the
Berger Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. The Berger Growth and Income Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities or preferred stocks, which the Fund's advisor believes offer favorable growth prospects and are expected to also provide current income.


BERGER SMALL COMPANY GROWTH FUND-Registered Trademark- - The investment objective of the Berger Small Company Growth Fund is capital appreciation. The Berger Small Company Growth Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.


BERGER NEW GENERATION FUND - The investment objective of the Berger New Generation Fund is capital appreciation. The Fund pursues this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of companies which the Fund's advisor believes have the potential for significant growth. In particular, the Fund's advisor seeks to identify companies which develop, manufacture, sell or provide new or innovative products, services or methods of doing business that it believes have the potential to change the direction or dynamics of the industries in which they operate or to significantly influence the way businesses or consumers conduct their affairs.


          This Prospectus concisely sets forth information about each of the Funds that a prospective investor should consider before investing. Investors are advised to retain this Prospectus for future reference. Additional information about the Funds has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information, dated November 28, 1996, is incorporated by reference into this Prospectus in its entirety and is available upon request without charge by writing to the Funds at P.O. Box 5005, Denver, CO 80217, or by calling 1-800-333-1001. The Securities and Exchange Commission maintains an Internet Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                             DATED NOVEMBER 28, 1996

                                Table of Contents


Section                                                                     Page
-------                                                                     ----

1.  Fee Tables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.  Condensed Financial Information. . . . . . . . . . . . . . . . . . . . .   2

3.  Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

4.  Investment Objectives and Policies and Risk Factors. . . . . . . . . . .   6

5.  Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

6.  Management and Investment Advice . . . . . . . . . . . . . . . . . . . .  12

7.  Expenses of the Funds. . . . . . . . . . . . . . . . . . . . . . . . . .  14

8.  Policies of the Funds to Promote Sales of Fund Shares. . . . . . . . . .  15

9.  How to Purchase Shares in the Funds. . . . . . . . . . . . . . . . . . .  16

10.  How the Net Asset Value Is Determined . . . . . . . . . . . . . . . . .  18

11.  Open Account System and Share Certificates. . . . . . . . . . . . . . .  18

12.  How to Redeem or Sell Fund Shares . . . . . . . . . . . . . . . . . . .  18

13.  Exchange Privilege and Systematic Withdrawal Plan . . . . . . . . . . .  21

14.  Tax-Sheltered Retirement Plans. . . . . . . . . . . . . . . . . . . . .  22

15.  Income Dividends, Capital Gains Distributions and Tax Treatment . . . .  23

16.  Additional Information. . . . . . . . . . . . . . . . . . . . . . . . .  24

17.  Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

1.  FEE TABLES

SHAREHOLDER TRANSACTION EXPENSES (APPLICABLE TO ALL FOUR BERGER FUNDS)

           Maximum Sales Load Imposed on Purchases                   0%
           Maximum Sales Load Imposed on Reinvested Dividends        0%
           Deferred Sales Load                                       0%
           Redemption Fees                                           0%*
           Exchange Fee                                              0%

* There will be a $10 wire service charge if redemption proceeds are requested by wire.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                            Investment       12b-1 Fee      Other     Total Fund
                             Advisory                     Expenses*    Operating
                                Fee                                    Expenses

 Berger 100 Fund               .75%            .25%         .42%      1.42%

 Berger Growth and             .75%            .25%         .56%      1.56%
 Income Fund

 Berger Small                  .90%            .25%         .53%      1.68%
 Company Growth Fund

 Berger New                    .71%**          .25%         .94%      1.90%**
 Generation Fund

* Other Expenses primarily include transfer agency fees, shareholder report expenses, registration fees and custodian fees. Other Expenses for the Berger New Generation Fund are based on estimated expenses for the Fund's first full year of operations.

** After fee waiver. The Fund's investment advisor has voluntarily agreed to waive its advisory fee to the extent that the Fund's normal operating expenses in any fiscal year, including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% of the Fund's average daily net assets for that fiscal year. Absent the waiver, the Fund's Investment Advisory Fee would be 0.90% and Total Fund Operating Expenses would be estimated to be 2.09%.


                                    EXAMPLES

     You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return, and (2) redemption at the end of each time period:




                             1 Year        3 Years        5 Years      10 Years

 Berger 100 Fund              $ 14          $ 45           $ 78         $170


                                        -1-


 Berger Growth and            $ 16          $ 49           $ 85         $186
 Income Fund

 Berger Small                 $ 17          $ 53           $ 91         $199
 Company Growth Fund

 Berger New                   $ 19          $ 60           $103         $222
 Generation Fund

          THE EXPENSES SET FORTH IN THE PRECEDING TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

          As a result of the 12b-1 fees paid by the Funds, over time long-term shareholders in the Funds may pay more than the economic equivalent of the maximum front end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc. The investment advisory fees are higher than those paid by most other mutual funds.

          The purpose of the preceding tables is to assist the investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. The Funds' expenses are described in greater detail under "Management and Investment Advice", "Expenses of the Funds", and "Policies of the Funds to Promote Sales of Fund Shares".

2. CONDENSED FINANCIAL INFORMATION

          On the following pages are tables setting forth certain financial highlights of each Fund. The information provided for the years ended September 30, 1995 and 1996, has been audited by Price Waterhouse LLP, whose report thereon is incorporated by reference from the Funds' 1996 Annual Reports into the Statement of Additional Information. The information provided in the tables for fiscal years ending September 30, 1994, and before was audited by other independent accountants. The most recent Annual Reports for the Funds, including additional performance information, may be obtained upon request and without charge by calling the Funds at 1-800-333-1001.

                             BERGER ONE HUNDRED FUND

                              Financial Highlights

                                                    For a Share Outstanding Throughout the Year Ended September 30,
                            ----------------------------------------------------------------------------------------------------

                            1996**       1995**       1994**       1993**     1992**    1991**   1990     1989     1988     1987
                            ----         ----         ----         ----       ----      ----     ----     ----     ----     ----

Net Asset Value,
  Beginning
  of Period*. . . . .      $18.89       $15.96        $16.54       $11.73     $11.13    $6.67    $8.93    $6.14    $8.21    $6.72
                            -----        -----         -----        -----      -----     ----     ----     ----     ----     ----
Income From
Investment
Operations:

    Net Investment
    Income (Loss)*          (.08)        (.04)         (.12)        (.14)      (.09)    (.10)    (.02)    (.05)    (.01)    (.03)

    Net Realized and
      Unrealized
      Gains
      (Losses) on
      Securities* . .        1.76         2.97          (.46)        4.95        .86     5.15    (1.34)    2.92     (.48)    1.91
                             ----         ----           ---         ----        ---     ----     ----     ----      ---     ----

Total From Investment
  Operations* . . . .        1.68         2.93          (.58)        4.81        .77     5.05    (1.36)    2.87     (.49)    1.88
                             ----         ----           ---         ----        ---     ----     ----     ----      ---     ----

Less Distributions:

    Dividends (from
      net
      investment
      income)*. . . .         .00          .00           .00          .00        .00      .00      .00      .00      .00      .00

    Distributions
      (from capital
      gains)* . . . .        (.93)         .00           .00          .00       (.17)    (.59)    (.90)    (.08)   (1.58)    (.39)
                              ---          ---           ---          ---        ---      ---      ---      ---     ----      ---

Total Distributions*.        (.93)         .00           .00          .00       (.17)    (.59)    (.90)    (.08)   (1.58)    (.39)
                              ---          ---           ---          ---        ---      ---      ---      ---     ----      ---

Net Asset Value, End
  of Period*. . . . .      $19.64       $18.89        $15.96       $16.54     $11.73   $11.13    $6.67    $8.93    $6.14    $8.21
                            -----        -----         -----        -----      -----    -----     ----     ----     ----     ----
                            -----        -----         -----        -----      -----    -----     ----     ----     ----     ----

Total Return. . . . .        9.36%       18.36%+       (3.51)%+     41.01%+     6.97%   83.02%  (16.84)%  47.31%   (4.78)%  29.36%
                             ----        -----          ----        -----       ----    -----    -----    -----     ----    -----
                             ----        -----          ----        -----       ----    -----    -----    -----     ----    -----

Ratios/Supplemental
  Data:

Net Assets, End of
  Period
  (in thousands). . .  $2,012,706   $2,205,679    $2,228,743   $1,407,849   $384,089  $76,847  $12,941  $14,008  $10,601  $11,694

Ratio of Expenses to
  Average Net Assets.        1.42%#       1.48%+#       1.70%+       1.69%+     1.89%    2.24%    2.13%    1.62%    1.72%    1.61%

Ratio of Net Income
   (Loss) to
  Average Net
  Assets. . . . . . .        (.43)%       (.28)%+       (.74)%+     (1.00)%+    (.75)%  (1.06)%   (.71)%   (.54)%   (.57)%   (.27)%

Portfolio Turnover
  Rate. . . . . . . .         122%         114%           64%          74%        51%      78%     145%      83%     166%     106%

Average
  Commission Rate . .      $.0600           --            --           --         --       --       --       --       --       --

* Per share amounts for periods 1987 through 1989 have been adjusted to reflect the 3 for 1 split which was effective December 15, 1989.

** Per share calculations for the period were based on average shares outstanding.

+ Ratios are net of a voluntary waiver made under the Fund's former 12b-1 Plan, which reduced 12b-1 payments from 1.0% to .75% during the period February 1, 1993, to October 13, 1994. Effective October 14, 1994, a new 12b-1 Plan was adopted with shareholder approval that reduces payments under the Plan to .25% per year. Had the waiver not been made, the Ratio of Expenses to Average Net Assets would have been 1.49% in 1995, 1.95% in 1994 and 1.88% in 1993. Absent the waiver, the Ratio of Net Income
     (Loss) to Average Net Assets would have been (.29)% in 1995, (.99)% in 1994 and (1.19)% in 1993. The Total Return would have remained 18.36% in 1995, and would have been (3.63)% in 1994 and 40.84% in 1993.

# Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits, for 1995 and 1996 only.

                          BERGER GROWTH AND INCOME FUND

                              Financial Highlights

                                                   For a Share Outstanding Throughout the Year Ended September 30,
                                  ------------------------------------------------------------------------------------------------

                                   1996      1995      1994       1993      1992       1991      1990      1989      1988     1987
                                   ----      ----      ----       ----      ----       ----      ----      ----      ----     ----
Net Asset Value,
 Beginning of
 Period* . . . . . . . . .        $12.89    $11.48    $11.27     $8.96     $9.20     $5.88     $7.08     $6.46     $8.61     $8.93
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----
Income From Investment
Operations:

   Net Investment Income
      (Loss)*  . . . . . .           .20       .16       .12       .08       .13       .18       .17       .32       .23       .33

   Net Realized and
   Unrealized Gains
   (Losses) on
    Securities*                     1.17      1.43       .21      2.29       .54     (3.25)    (1.23)      .74      1.40      1.15
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----
Total From Investment
Operations*. . . . . . . .          1.37      1.59       .33      2.37       .67      3.43     (1.06)     1.06     (1.17)     1.48
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----
Less Distributions:

   Dividends (from net
   investment
   income)*. . . . . . . .          (.20)     (.18)     (.12)     (.06)     (.17)     (.11)     (.14)     (.44)     (.30)     (.30)

   Distributions (from
   capital gains)* . . . .           .00       .00       .00       .00      (.74)      .00       .00       .00      (.68)    (1.50)
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----

Total Distributions* . . .          (.20)     (.18)     (.12)     (.06)     (.91)     (.11)     (.14)     (.44)     (.98)    (1.80)
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----

Net Asset Value, End of
 Period* . . . . . . . . .        $14.06    $12.89    $11.48    $11.27     $8.96     $9.20     $5.88     $7.08     $6.46     $8.61
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----

 Total Return  . . . . . .         10.66%    14.05%+    2.91%+   26.48%+     7.96%    58.76%  (15.18)%    17.33%  (12.72)%    19.89%
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----
                                  ------    ------    ------     -----     -----     -----     -----     -----     -----     -----
Ratios/Supplemental Data:

Net Assets, End of Period
   (in thousands). . . . .      $351,538  $354,396  $391,570  $112,932   $32,942    $4,081    $4,166    $1,845    $2,161    $2,798

Ratio of Expenses to
    Average Net
    Assets . . . . . . . .        1.56%#   1.63%+^   1.81%+    2.10%+     2.56%     2.66%     2.48%     2.00%     2.00%     1.79%

Ratio of Net Income
    (Loss) to
    Average Net
    Assets . . . . . . . .         1.39%    1.33%+    1.19%+    1.05%+     1.05%     1.99%     1.74%     5.09%     3.48%     4.04%

Portfolio Turnover Rate. .          112%       85%       23%       62%       42%      143%      139%      132%      159%      241%

Average Commission Rate. .        $.0600       --        --        --        --         --        --        --        --      --


* Per share amounts for periods 1987 through 1989 have been adjusted to reflect the 2 for 1 split which was effective December 15, 1989.

+ Ratios are net of a voluntary waiver made under the Fund's former 12b-1 Plan, which reduced 12b-1 payments from 1.0% to .75% during the period February 1, 1993, to October 13, 1994. Effective October 14, 1994, a new 12b-1 Plan was adopted with shareholder approval that reduces payments under the Plan to .25% per year. Had the waiver not been made, the Ratio of Expenses to Average Net Assets would have been 1.64% in 1995, 2.06% in 1994 and 2.29% in 1993. Absent the waiver, the Ratio of Net Income
     (Loss) to Average Net Assets would have been 1.32% in 1995, .94% in 1994 and .86% in 1993. The Total Return would have remained 14.05% in 1995, and would have been 2.73% in 1994 and 26.34% in 1993.

# Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits, for 1996 only.

^ Ratio reflects total expenses, including fees offset by earnings credits, for 1995 only.

                        BERGER SMALL COMPANY GROWTH FUND

                              Financial Highlights

                                                        For a Share Outstanding Throughout the
                                                               Year Ended September 30,
                                                        --------------------------------------

                                                          1996           1995           1994*
                                                          ----           ----           -----
Net Asset Value, Beginning of Period  . . . . .           $3.61          $2.74          $2.50
                                                          -----          -----          -----
Income From Investment Operations:

     Net Investment Income (Loss)     . . . . .           (.03)           (.02)           .00
                                                          -----          -----          -----
     Net Realized and Unrealized Gains
          (Losses) on Securities  . . . . . . .            1.16            .89            .24
                                                          -----          -----          -----

Total From Investment Operations  . . . . . . .            1.13            .87            .24
                                                          -----          -----          -----

Less Distributions:

     Dividends (from net investment income) . .
                                                            .00            .00**          .00

     Distributions (from capital gains) . . . .             .00            .00            .00
                                                          -----          -----          -----
Total Distributions . . . . . . . . . . . . . .             .00            .00            .00
                                                           -----          -----          -----

Net Asset Value, End of Period  . . . . . . . .           $4.74          $3.61         $ 2.74
                                                          -----          -----          -----
                                                          -----          -----          -----

Total Return  . . . . . . . . . . . . . . . . .           31.30%         31.90%          9.60%
                                                          -----          -----          -----
                                                          -----          -----          -----

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)  . . .        $871,467       $522,667       $211,852

Ratio of Expenses to Average Net Assets . . . .            1.68%#         1.89%^         2.05%+~

Ratio of Net Income (Loss) to Average Net
     Assets . . . . . . . . . . . . . . . . .              (.97)          (.74)           .32%+

Portfolio Turnover Rate . . . . . . . . . . . .              91%           109%           108%

Average Commission Rate . . . . . . . . . . . .          $.0584             --             --


* Covers period from December 30, 1993 (commencement of operations) to September 30, 1994.

**   Dividend from net investment income less than $.01 per share.

# Ratio reflects total expenses, including fees paid indirectly with brokerage commissions and fees offset by earnings credits, for 1996 only.

^ Ratio reflects total expenses, including fees offset by earnings credits, for 1995 only.

+    Annualized.

~    Restated.

                           BERGER NEW GENERATION FUND

                              Financial Highlights

                                                     For a Share Outstanding
                                                      Throughout the Period
                                                       Ended September 30,
                                                       --------------------

                                                                  1996*
                                                                  -----

Net Asset Value, Beginning of Period  . . . . . .                $10.00
                                                                  -----
Income From Investment Operations:

     Net Investment Income (Loss)   . . . . . . .                   .56

     Net Realized and Unrealized Gains (Losses)
          on Securities . . . . . . . . . . . . .                  1.26
                                                                  -----

Total From Investment Operations  . . . . . . . .                  1.82
                                                                  -----
Less Distributions:

     Dividends (from net investment income) . . .                   .00

     Distributions (from capital gains) . . . . .                   .00
                                                                  -----
Total Distributions . . . . . . . . . . . . . . .                   .00
                                                                  -----

Net Asset Value, End of Period  . . . . . . . . .                $11.82
                                                                  -----
                                                                  -----

Total Return  . . . . . . . . . . . . . . . . . .                 18.20%
                                                                  -----
                                                                  -----

Ratios/Supplemental Data:

Net Assets, End of Period (in thousands)  . . . .              $116,912

Ratio of Expenses to Average Net Assets . . . . .                  2.09%+#

Ratio of Net Income (Loss) to Average Net
     Assets . . . . . . . . . . . . . . . . . . .                 12.35%+

Portfolio Turnover Rate . . . . . . . . . . . . .                   474%^

Average Commission Rate . . . . . . . . . . . . .                $.0291



* Covers period from March 29, 1996 (commencement of operations) to September 30, 1996.

# Ratio reflects total expenses, including fees offset by earnings credits and investment advisory fee waivers.

+    Annualized.

^ The Fund experienced higher than anticipated turnover during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.

3. INTRODUCTION

          The Berger 100 Fund, the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund are all mutual funds or, to use the technical name, open-end, diversified, management investment companies. The Funds are "no-load" funds, meaning that a buyer pays no commissions or sales load when buying shares of the Funds, although each Fund pays certain costs of distributing its shares. See "Policies of the Funds to Promote Sales of Fund Shares".



          This Prospectus describes the securities offered by each of the Funds. The Berger 100 Fund and the Berger Growth and Income Fund are separate corporations, and the Berger Small Company Growth Fund and the Berger New Generation Fund are separate series of the Berger Investment Portfolio Trust, a Delaware business trust. Each of the Funds is offering only its own shares. Because the Funds have the same investment advisor, officers and directors or trustees and have similar investment restrictions and investment privileges, the Funds believe you will find this combined Prospectus useful and informative in understanding the important features of the Funds and their similarities and differences. Although each Fund is offering only its own shares and is not participating in the sale of the shares of the other Funds, it is possible that a Fund might become liable for any misstatement, inaccuracy or incomplete disclosure in the Prospectus concerning the other Funds.


4. INVESTMENT OBJECTIVES AND POLICIES AND RISK FACTORS

          The Berger 100 Fund, the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund are separate Funds, each with its own portfolio of securities selected to achieve its particular investment objective. Since the shares of the Funds primarily represent an investment in common stocks, the net asset value of each Fund will reflect changes in the market value of the securities held in that Fund's portfolio, and the value of a Fund share will therefore go up and down.

          BERGER 100 FUND-Registered Trademark-. The investment objective of the Berger 100 Fund is long-term capital appreciation. Current income is not an investment objective of the Berger 100 Fund, and any income produced will be a by-product of the effort to achieve the Fund's objective.

          In selecting its portfolio securities, the Berger 100 Fund places primary emphasis on established companies which it believes to have favorable growth prospects, regardless of the company's size. Common stocks usually constitute all or most of the Fund's investment portfolio, but the Fund remains free to invest in securities other than common stocks, and may do so when deemed appropriate by the investment advisor to achieve the objective of the Fund. The Fund may, from time to time, take substantial positions in securities convertible into common stocks, and it may also purchase government securities, preferred stocks and other senior securities if its advisor believes these are likely to be the best suited at that time to achieve the Fund's objective. The Fund's policy of investing in securities believed to have a potential for capital growth means that a Fund share may be subject to greater fluctuations in value than if the Fund invested in other securities.

          BERGER GROWTH AND INCOME FUND. The primary investment objective of the Berger Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. However, neither capital appreciation nor a fixed or moderate rate of current income can be assured, and in periods of low interest rates and yields on securities, the income available for distribution to the Fund shareholders will likely be substantially reduced or eliminated.

          In selecting its portfolio securities, the Berger Growth and Income Fund places primary emphasis on securities which it believes offer favorable growth prospects and are expected to also provide current income. Common stocks of companies with mid-sized to large market capitalizations usually constitute the majority of the Fund's investment portfolio. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund also invests in senior securities such as convertible securities, preferred stocks, government securities and corporate bonds, as seems appropriate from time to time. Attention is given to the anticipated reliability of income as well as to its indicated current level.

          BERGER SMALL COMPANY GROWTH FUND-Registered Trademark-. The investment objective of the Berger Small Company Growth Fund is capital appreciation. The Fund seeks to achieve its investment objective by investing its assets principally in a diversified group of equity securities of small growth companies with market capitalization of less than $1 billion at the time of initial purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal circumstances, the Berger Small Company Growth Fund will invest at least 65% of its assets in equity securities of such companies, consisting of common and preferred stock and other securities having equity features such as convertible bonds, warrants and rights (subject to certain restrictions). The balance of the Fund may be invested in equity securities of companies with market capitalization in excess of $1 billion, government securities, short-term investments or other securities as described on the following pages. Because income is not an objective of the Berger Small Company Growth Fund, any income produced will be a by-product of the effort to achieve the Fund's objective of capital appreciation.

          In selecting its portfolio securities, the Berger Small Company Growth Fund places primary emphasis on companies which it believes have favorable growth prospects. The Fund seeks to identify small growth companies that either occupy a dominant position in an emerging industry or a growing market share in larger fragmented industries. While these companies may present above average risk, management believes they may have the potential to achieve long-term earnings growth rates substantially in excess of the growth of earnings of other companies.

          Investments in small growth companies may involve greater risks and volatility than more traditional equity investments due to some of these companies potentially having limited product lines, reduced market liquidity for the trading of their shares and less depth in management than more established companies. For this reason, the Berger Small Company Growth Fund is not intended as a complete investment vehicle but rather as an investment for persons who are in a financial position to assume above average risk and share price volatility over time. Realizing the full potential of small growth companies frequently takes time. As a result, the Berger Small Company Growth Fund should be considered as a long-term investment vehicle.

          BERGER NEW GENERATION FUND. The investment objective of the Berger New Generation Fund is capital appreciation. The Fund pursues this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of companies which the Fund's advisor believes have the potential for significant growth. In particular, the Fund's advisor seeks to identify companies which develop, manufacture, sell or provide new or innovative products, services or methods of doing business that it believes have the potential to change the direction or dynamics of the industries in which they operate or to significantly influence the way businesses or consumers conduct their affairs. The Fund may also invest in equity securities of other types of companies, government securities, short-term investments or other securities as described on the following pages, if its advisor believes these are likely to be the best suited at that time to achieve the Fund's objective. Because income is not an objective of the Fund, any income produced will be a by-product of the effort to achieve the Fund's objective of capital appreciation.


          Because the Fund seeks to identify growth companies of the type described in the preceding paragraph, the Fund's portfolio is expected to be weighted toward, but not limited to, companies in business sectors that are characterized by rapid change, current examples of which are information and communications technology; electronics; healthcare, pharmaceuticals and biotechnology; media and entertainment; and environmental services. The portfolio is also expected to be weighted toward companies with small- to mid-sized market capitalizations, although the Fund is free to invest in companies with larger market capitalizations as well. Market capitalization is defined as total current market value of a company's outstanding common stock.


          Investments in companies in rapidly changing industries may involve greater risks and price volatility than those in more stable industries due to the intense competition for market share and the fact that those companies may be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, products or services in such industries may be subject to rapid obsolescence and may require regulatory approvals prior to their use. Moreover, investments in companies with small- to mid-sized capitalizations may involve greater risks and price volatility than investments in larger, more mature companies. See below under "Securities of Smaller Companies".


          Because the portfolio of the Berger New Generation Fund is expected to be weighted toward companies in business sectors characterized by rapid change, the Fund will frequently focus its investments in a relatively small number of industries. Since the business sectors characterized by rapid change will vary over time, so will the industries in which the Fund's investments are focussed. Although the Fund will not invest 25% or more of its total assets in the securities of companies in any one industry, focussing on a relatively small number of industries may cause the net asset value of the Fund's shares to be more volatile than if the Fund's investments were spread over many different industries. Additionally, certain economic factors or specific events may exert a disproportionate impact upon the prices of securities of companies within a particular industry relative to their impact on the prices of companies in other industries.


          While many of the companies in the Fund's portfolio may present above average risk, management believes they may have the potential to achieve long-term earnings growth rates substantially in excess of the growth of earnings of other companies. For this reason, the Berger New Generation Fund is not intended as a complete or balanced investment vehicle but rather as an investment for persons who are in a financial position to assume greater risk and share price volatility over time. Realizing the full potential of investing in the type of companies sought by the Fund frequently takes time. As a result, the Berger New Generation Fund should be considered as a long-term investment vehicle.

                                      * * *

          In general, investment decisions for the Funds are based on an approach which seeks out successful companies because they are believed to be more apt to become profitable investments. To evaluate a prospective investment, the investment advisor analyzes information from various sources, including industry economic trends, earnings expectations and fundamental securities valuation factors to identify companies which in management's opinion are more likely to have predictable, above average earnings growth, regardless of the company's geographic location. The advisor also takes into account a company's management and its innovations in products and services in evaluating its prospects for continued or future earnings growth.


          The investment objective of the Berger 100 Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund, and the primary investment objective of the Berger Growth and Income Fund, are considered fundamental, meaning that they cannot be changed without a shareholders' vote. The secondary investment objective of the Berger Growth and Income Fund is not considered fundamental, and therefore may be changed in the future by action of the directors without shareholder vote. However, the Berger Growth and Income Fund will not change its secondary investment objective without giving its shareholders such notice as may be required by law. If the Berger Growth and Income Fund changes its secondary investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that any of the Funds' investment objectives will be realized.


          Any of the Funds may increase their investment in government securities and other short-term interest-bearing securities without limit when the advisor believes market conditions warrant a temporary defensive position, during which period it may be more difficult for a Fund to achieve its investment objective. Following is additional information about some of the other specific types of securities and other instruments in which the Funds may invest.


          FOREIGN SECURITIES. Each of the Funds may invest in both domestic and foreign securities. The Funds' investments may include American Depositary Receipts (ADRs). The Funds may also invest in European Depositary Receipts
(EDRs) which are similar to ADRs, in bearer form, designed for use in the European securities markets, and in Global Depositary Receipts (GDRs). Investments in foreign securities involve some risks that are different from the risks of investing in securities of U.S. issuers, such as the risk of adverse political, social, diplomatic and economic developments and, with respect to certain countries, the possibility of expropriation, taxes imposed by foreign countries or limitations on the removal of monies or other assets of the Fund. Moreover, the economies of individual foreign countries will vary in comparison to the U.S. economy with respect to growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Securities of some foreign companies, particularly those in developing countries, are less liquid and more volatile than securities of comparable domestic companies. Investing in the securities of developing countries may involve exposure to economic structures that are less diverse and mature, and to political systems that can be expected to have less stability than developed countries.


          There also may be less publicly available information about foreign issuers and securities than domestic issuers and securities, and foreign issuers generally are not subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to domestic issuers. Also, there is generally less government supervision and regulation of exchanges, brokers, financial institutions and issuers in foreign countries than there is in the U.S. Foreign financial markets typically have substantially less volume than U.S. markets. Foreign markets also have different clearance and settlement procedures and, in certain markets, delays or other factors could make it difficult to effect transactions, potentially causing a Fund to experience losses or miss investment opportunities.


          Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities. A Fund will incur greater costs in maintaining assets in foreign jurisdictions and in buying and selling foreign securities generally, resulting in part from converting foreign currencies into U.S. dollars. In addition, a Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts, which may heighten the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.


          Since a Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of the investments in its portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the securities expressed in dollars. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets, which are in turn affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.


          CONVERTIBLE SECURITIES. Each Fund may purchase securities which are convertible into common stock when the Funds' advisor believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to the Funds or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks. The credit risk associated with convertible securities generally is reflected by their being rated below investment grade by organizations such as Moody's Investors Service, Inc., Standard & Poor's Corporation or being of similar creditworthiness in the determination of the Funds' advisor. The Funds have no pre-established minimum quality standards for convertible securities and may invest in convertible securities of any quality, including lower rated or unrated securities.
However, none of the Funds will invest in any security in default at the time of purchase or in any nonconvertible debt securities rated below investment grade, and each Fund will invest less than 20% of the market value of its assets at the time of purchase in convertible securities rated below investment grade. If convertible securities purchased by a Fund are downgraded following purchase, or if other circumstances cause 20% or more of the Fund's assets to be invested in convertible securities rated below investment grade, the directors or trustees of the Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. For a further discussion of debt security ratings, see Appendix A to the Statement of Additional Information.


          SECURITIES OF SMALLER COMPANIES. All of the Funds may invest in, and the portfolios of the Berger Small Company Growth Fund and the Berger New Generation Fund will be weighted toward, securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (that is, more abrupt or erratic price movements) than investments in larger, more mature companies since smaller companies may be at an earlier stage of development and may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.


          UNSEASONED ISSUERS. The Funds may invest to a limited degree in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may also be small companies and involve the risks and price volatility associated with smaller companies. The Berger New Generation Fund may invest up to 15% of its total assets in securities of unseasoned issuers, the Berger Small Company Growth Fund may invest up to 10% of its total assets in securities of unseasoned issuers, and each of the

Berger 100 Fund and the Berger Growth and Income Fund may invest up to 5% of its total assets in such securities.

          ZEROS/STRIPS. The Berger 100 Fund and the Berger Growth and Income Fund may each invest in zero coupon bonds or in "strips". Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest coupon after the securities are issued, but otherwise are comparable to zero coupon bonds. The market values of "strips" and zero coupon bonds generally fluctuate in response to changes in interest rates to a greater degree than do interest-paying securities of comparable term and quality. None of the Funds will invest in mortgage-backed or other asset-backed securities.

          REPURCHASE AGREEMENTS. Each Fund is authorized to invest in repurchase agreements. A repurchase agreement is a means of investing cash for a short period. In a repurchase agreement, a seller (typically a U.S. commercial bank or recognized U.S. securities dealer) sells securities to the Fund and agrees to repurchase the securities at the Fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to, or in excess of, the value of the repurchase agreement, and will be held by the Fund's custodian bank until repurchased. These transactions must be fully collateralized at all times by debt securities (generally a security issued or guaranteed by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit), but involve some credit risk to the Fund if the other party defaults on its obligation and the Fund is delayed or prevented from liquidating the collateral. Repurchase agreements maturing in more than seven days will be considered illiquid for purposes of the restriction on each Fund's investment in illiquid and restricted securities.

          LENDING PORTFOLIO SECURITIES. Each of the Berger Small Company Growth Fund and the Berger New Generation Fund may lend its portfolio securities to qualified institutional investors such as brokers, dealers or other financial organizations. This practice permits a Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities, marked-to-market on a daily basis. A Fund bears a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. Neither of the Funds will lend any security if, as a result of such loan, the aggregate value of securities then on loan would exceed 33-1/3% of the market value of the Fund's total assets.


          FINANCIAL FUTURES, FORWARDS AND OPTIONS. Each Fund is authorized to make limited use of certain types of futures, forwards and options, but only for the purpose of hedging, that is, protecting against the risk of market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. Although a hedging transaction may, for example, partially protect a Fund from a decline in the value of a particular security or its portfolio generally, hedging may also limit the Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Following is a summary of the futures, forwards and options which the Funds may utilize, provided that no more than 5% of a Fund's net assets at the time of purchase may be utilized as initial margins for financial futures transactions and premiums for options.


          Financial futures and forwards are contracts on financial instruments (such as securities, securities indices and foreign currencies) that obligate the holder to take or make future delivery of a specified quantity of the underlying financial instrument. Futures are exchange traded instruments that may be physically settled or settled with cash or by entering into an offsetting transaction, while forwards are privately negotiated and contemplate actual delivery of the underlying financial instrument (usually a foreign currency).
An option gives the holder the right, but not the obligation, to purchase or sell something (such as a security or a futures contract) at a specified price at any time until the expiration date. An option on a securities index is similar, except that upon exercise, settlement is made in cash rather than in specific securities. Securities options may be either exchange-traded or privately negotiated, whereas options on futures contracts are always exchange-traded. Each Fund may only write call options (that is, issue options that obligate the Fund to deliver if the option is exercised by the holder) that are "covered" and only up to 25% of a Fund's total assets. A call option is considered "covered" if a Fund already owns the security on which the option is written or, in the case of an option written on a securities index, if a Fund owns a portfolio of securities believed likely to substantially replicate movement of the index.


          Use of these instruments by a Fund involves the potential for a loss that may exceed the amount of initial margin the Fund would be permitted to commit to the contracts under its investment limitation, or in the case of a call option written by a Fund, may exceed the premium received for the option. However, each Fund will be permitted to use such instruments for hedging purposes only, and only if the aggregate amount of its obligations under these contracts does not exceed the total market value of the assets the Fund is attempting to hedge, such as a portion or all of its exposure to equity securities or its holding in a specific foreign currency. To help ensure that each Fund will be able to meet its obligations under its futures and forward contracts and its obligations under options written by that Fund, each Fund will be required to maintain liquid assets in a segregated account with its custodian bank or to set aside portfolio securities to "cover" its position in these contracts.


          The principal risks of the Funds utilizing futures transactions, forward contracts and options are: (a) losses resulting from market movements not anticipated by the Funds; (b) possible imperfect correlation between movements in the prices of futures, forwards and options and movements in the prices of the securities or currencies hedged or used to cover such positions;
(c) lack of assurance that a liquid secondary market will exist for any particular futures or options at any particular time, and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close a position when so desired; (d) lack of assurance that the counterparty to a forward contract would be willing to negotiate an offset or termination of the contract when so desired; (e) the need for additional information and skills beyond those required for the management of a portfolio of traditional securities; and (f) possible need to defer closing out certain futures or options contracts in order to continue to qualify for beneficial tax treatment afforded "regulated investment companies" under the Internal Revenue Code of 1986, as amended. In addition, when a Fund enters into an over-the-counter contract with a counterparty, the Fund will assume counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Additional detail concerning the Funds' use of futures, forwards and options and the risks of such investments can be found in the Statement of Additional Information.


          ILLIQUID SECURITIES. Each Fund is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, none of the Funds may purchase any security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the directors or trustees, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Certain restricted securities, such as Rule 144A securities, may be treated as liquid under this restriction if a determination is made that such securities are readily marketable. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration.

INVESTMENT RESTRICTIONS

          In addition to its investment objective, each Fund has adopted a number of restrictions on its investments and other activities that may not be changed without shareholder approval. For example, neither the Berger 100 Fund nor the Berger Growth and Income Fund may purchase securities of any issuer (except U.S. Government securities) if, immediately after and as a result of such purchase, the value of such Fund's holdings in the securities of that issuer exceeds 5% of the value of its total assets or it owns more than 10% of the outstanding voting securities or of any class of securities of such issuer. The Berger Small Company Growth Fund and the Berger New Generation Fund are similarly restricted with respect to 75% of their total assets.


          Further, neither the Berger 100 Fund nor the Berger Growth and Income Fund may borrow in excess of 5% of its total assets or pledge assets taken at market value to an extent greater than 10% of its total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes), subject to certain exclusions, and neither may make loans (except that each Fund may enter into repurchase agreements in accordance with the Fund's investment policies). Neither the Berger Small

Company Growth Fund nor the Berger New Generation Fund may borrow money, except borrowing undertaken from banks for temporary or emergency purposes in amounts not to exceed 25% of the market value of its total assets (including the amount borrowed), and neither may make loans (except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies). None of the Funds may invest in any one industry more than 25% of the value of its assets at the time of investment, nor invest in commodities, except, only for the purpose of hedging, in certain futures, forwards and options as specified in greater detail above and in the Statement of Additional Information.

          Also, none of the Funds currently intends to make short sales of securities, except short sales of securities which the Fund owns or has the right to acquire at no additional cost (i.e., short sales "against the box"), and does not intend to purchase or sell securities on a when-issued or delayed delivery basis if as a result, more than 5% of its assets are invested in such securities, although these restrictions may be changed without shareholder approval. For more detail about the Funds' investment restrictions, see the Statement of Additional Information.

5. PORTFOLIO TURNOVER

          In pursuit of each Fund's investment objective, management continuously monitors the Fund's investments and makes portfolio changes whenever changes in the market, industry trends or the outlook for the growth of any portfolio security indicate to management that the objective could be better achieved by investment in another security, regardless of portfolio turnover.
In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of a Fund due to economic, market or other factors that are not within the control of management. The annual portfolio turnover rates of the Funds may at times exceed 100%. An annual turnover rate of 100% or more would be higher than that of most other funds. Increased portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Funds and may result in the acceleration of net taxable gains.
The portfolio turnover rates are shown in the tables in Section 2 beginning on page 3.

6. MANAGEMENT AND INVESTMENT ADVICE

          The directors or trustees of each Fund are responsible for major decisions relating to that Fund's policies and objectives. They also oversee the operation of each Fund by its officers and review the investment performance of the Funds on a regular basis.

          The investment advisor to each of the Funds is Berger Associates, 210 University Boulevard, Suite 900, Denver, CO 80206. Berger Associates furnishes continuous advice and recommendations to each Fund regarding securities to be purchased and sold by the Fund. Berger Associates, therefore, formulates a continuing program for management of the assets of each Fund consistent with the investment objectives and policies established by the directors or trustees of each Fund. Berger Associates also provides office space for each Fund and pays the salaries, fees and expenses of all Fund officers and directors or trustees of the Funds who are interested persons of Berger Associates. Berger Associates serves as investment advisor to mutual funds, pension and profit-sharing plans, and institutional and private investors.

          Rodney L. Linafelter, Vice President and Chief Investment Officer of Berger Associates, is the portfolio manager for the Berger 100 Fund and the Berger Growth and Income Fund and as such is responsible for the investments of both of these Funds, including the day-to-day investment decisions for the Funds. Mr. Linafelter is also the President and a director of the Berger 100 Fund and the Berger Growth and Income Fund and President and a trustee of Berger Investment Portfolio Trust, of which the Berger Small Company Growth Fund and the Berger New Generation Fund are series. As Chief Investment Officer of Berger Associates, Mr. Linafelter has management responsibilities with respect to all investment activities of the Funds.

          Mr. Linafelter joined Berger Associates in January 1990, where he has served as a portfolio manager for the Berger 100 Fund and the Berger Growth and Income Fund, as well as for retirement plans and institutional and private investors. From April 1986 to December 1989, Mr. Linafelter was employed as a Financial Consultant (registered representative) with Merrill Lynch, Pierce, Fenner & Smith, Inc., providing investment advice to institutions and individuals.

           William R. Keithler is the President and portfolio manager of the Berger Small Company Growth Fund and the Berger New Generation Fund and is primarily responsible for the investments of both of these Funds, including the day-to-day investment decisions for the Funds. Mr. Keithler joined Berger Associates as Vice President-Investment Management in December 1993. Previously, he was employed by INVESCO Trust Company, Denver, Colorado, as Senior Vice President (January 1993 to December 1993), Vice President (January 1991 to January 1993) and Portfolio Manager (January 1988 to January 1991). During his seven years with INVESCO, Mr. Keithler was portfolio manager of several mutual funds, most recently INVESCO Dynamics Fund and INVESCO Emerging Growth Fund. From 1982 to 1986, Mr. Keithler was Vice President and portfolio manager with First Trust St. Paul, in St. Paul, Minnesota.

          William M.B. Berger is a director (Chairman of the Board) of Berger Associates, and a director of the Berger 100 Fund and the Berger Growth and Income Fund and a trustee of the Berger Investment Portfolio Trust. Although he is no longer involved in making investment decisions for the Funds, he was founder of Berger Associates and its President from 1973 until 1994, and he was a principal shareholder and executive officer of predecessor investment advisory firms which served as investment advisors to mutual funds and other investors from 1960. From 1950 to 1960, he was an investment officer in the trust department of The Colorado National Bank of Denver in charge of common stock investments.

          Under their Investment Advisory Agreements, the Berger 100 Fund and the Berger Growth and Income Fund each have agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of .75 of 1% (0.75%) of the average daily net assets of the Fund. Under the Investment Advisory Agreement for the Berger Small Company Growth Fund and the Berger New Generation Fund, Berger Associates is compensated for its investment advisory services to those Funds by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of each Fund.

          Kansas City Southern Industries, Inc. ("KCSI") owns approximately 80% of the outstanding shares of Berger Associates. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent.

7. EXPENSES OF THE FUNDS

          Each of the Funds has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent to calculate the daily net asset value of such Fund and to perform certain accounting and recordkeeping functions required by the Fund. In addition, IFTC also serves as the Funds' custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Funds. As noted above, approximately 41% of the outstanding shares of DST are owned by KCSI.

          For custodian, recordkeeping and pricing services, each Fund pays fees to IFTC based on a percentage of its assets, subject to certain minimums. Each Fund also pays a monthly fee based primarily on the number of accounts maintained on behalf of the Fund for transfer agency and dividend disbursing services, which fees are paid by the Funds to IFTC and in turn passed through to DST as sub-agent. In addition, the Funds reimburse IFTC and DST for certain out-of-pocket expenses.

          The Funds and Berger Associates have entered into arrangements with certain organizations (broker-dealers, recordkeepers and administrators) to provide sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services to investors purchasing shares of the Funds through investment programs or pension plans established or serviced by those organizations. The Funds and/or Berger Associates may pay fees to these organizations for their services. Any such fees paid by a Fund will be for services that otherwise would be provided or paid for by the Fund if all the investors who own Fund shares through the organization were registered record holders of shares in the Fund.


          The directors or trustees of each of the Funds have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc., a wholly-owned broker-dealer subsidiary of DST ("DSTS"). When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.

          In addition, under a separate Administrative Services Agreement with each Fund, Berger Associates performs certain administrative and recordkeeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with regulatory authorities. Each Fund pays Berger Associates a fee at the annual rate of one one-hundredth of one percent (0.01%) of its average daily net assets for such services.

          The Funds also incur other expenses, including accounting, administrative and legal expenses. Berger Associates has voluntarily agreed to waive the advisory fee owed by the Berger New Generation Fund to the extent that the Fund's normal operating expenses in any fiscal year, including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% of the Fund's average daily net assets for that fiscal year.

8. POLICIES OF THE FUNDS TO PROMOTE SALES OF FUND SHARES

          Each Fund has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits that Fund to pay certain costs for the distribution of its own shares. Each Plan provides for the payment to Berger Associates of a 12b-1 fee of .25 of 1% (0.25%) per annum of that Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The expenses paid by Berger Associates may include, but are not limited to, payments made to and expenses of persons (including employees of Berger Associates) who are engaged in, or provide support services in connection with, the distribution of Fund shares, such as answering routine telephone inquiries and processing shareholder requests for information; compensation (including incentive compensation and/or continuing compensation based on the amount of customer assets maintained in a Fund) paid to securities dealers, financial institutions and other organizations which render distribution and administrative services in connection with the distribution of the Funds' shares; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the Funds; costs involved in preparing, printing and distributing sales literature for the Funds; costs involved in obtaining whatever information, analyses and reports with respect to market and promotional activities on behalf of the Funds that Berger Associates deems advisable; and such other costs as may from time to time be agreed upon by the Funds. Such payments are to be made by each Fund to Berger Associates with respect to each fiscal year of the Fund without regard to the actual distribution expenses incurred by Berger Associates in such year; that is, if the distribution expenditures incurred by Berger Associates are less than the total of such payments in such year, the difference is not to be reimbursed to a Fund by Berger Associates, and if the distribution expenditures incurred by Berger Associates are more than the total of such payments, the excess is not to be reimbursed to Berger Associates by the Fund. From time to time the Funds may engage in activities which jointly promote the sale of the shares of the Funds and other funds that are or may in the future be advised or administered by Berger Associates, which costs are not readily identifiable as related to any one fund. In such cases, Berger Associates allocates the cost of the activity among the funds involved on the basis of their respective net assets, unless otherwise directed by the directors or trustees.

          The current 12b-1 Plans will continue in effect until the end of April 1997, and from year to year thereafter if approved at least annually by each Fund's directors or trustees and those directors or trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or any related agreements by votes cast in person at a meeting called for such purpose. None of the Plans may be amended to increase materially the amount to be spent on distribution of shares of the Fund without shareholder approval.


          The directors or trustees of each Fund have authorized Berger Associates to consider sales of shares of the Fund by a broker-dealer or the recommendations of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. In placing portfolio business with such broker-dealers, Berger Associates will seek the best execution of each transaction.

9. HOW TO PURCHASE SHARES IN THE FUNDS

          (i) MINIMUM INITIAL INVESTMENT -- $2,000.00. To purchase shares in any of the Funds, simply complete the application form enclosed with this Prospectus. Then mail it with a check payable to "Berger Funds" to the Funds in care of DST Systems, Inc., the Funds' sub-transfer agent, as follows:

          Berger Funds
          c/o DST Systems, Inc.
          P.O. Box 419958
          Kansas City, MO  64141

A confirmation indicating the details of the transaction will be sent to you promptly. Unless you specify full shares only, the purchase will be made in full and fractional shares calculated to three decimal places.


          In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases the Fund shares directly from the Fund as described above.


          The Funds will, at their discretion, accept orders transmitted by these organizations although not accompanied by payment for the shares being purchased. Payment must be received by the Fund within three business days after acceptance of the order. The price at which a purchase will be effected is based on the next calculation of net asset value after the order is received by the Fund's transfer agent, sub-transfer agent or any other authorized agent of the Fund.

           (ii) MINIMUM SUBSEQUENT INVESTMENTS -- $50.00. Shareholders may, at any time, purchase additional shares subject to a minimum investment of $50.00. A check made payable to "Berger Funds" in the amount to be invested, should be sent to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. Please be sure to give your name and account number.
 You will receive a confirmation of every transaction.


           (iii) AUTOMATIC INVESTMENT PLAN. By completing the Automatic Investment Plan section of the application, you may authorize each Fund in which you are investing to debit your bank account for the periodic purchase of Fund shares on or about the 5th or 20th day of each month. Automatic investments are subject to the minimum initial investment of $2,000, a minimum investment of $50.00 per month and are unrestricted as to the permitted maximum. You will receive confirmation of automatic investments after the end of each calendar quarter.


           (iv) TELEPHONE AND ON-LINE INVESTMENTS. The Funds will, at their discretion, accept purchase orders from existing shareholders by telephone, or via their personal computer, through on-line service providers or other on-line access points approved by the Fund, although not accompanied by payment for the shares being purchased. To receive the net asset value for a specific day, a telephone or on-line purchase request must be received before the close of the New York Stock Exchange on that day. Payment for shares ordered on-line must be made by electronic funds transfer. Payment for shares ordered by telephone must be received by the Funds' transfer agent within three business days after acceptance of the order. In order to make sure that payment is received on time, shareholders are encouraged to remit payment by electronic funds transfer. Shareholders may also remit payment by wire or by overnight delivery. If payment is not received on time, a Fund may cancel the order and redeem shares held in the shareholder's account to compensate the Fund for any decline in the value of the purchased shares. Telephone and on-line purchase orders may not exceed four times the value of an account on the date the order is placed (shares previously purchased by telephone or on-line are included in computing such value only if payment has been received). See "How to Redeem or Sell Fund Shares - Telephone and On-line Redemptions" for procedures for telephone transactions.


            (v) PAYMENT AND TERMS OF OFFERING. Payment for shares purchased should be made by check or money order drawn on a United States bank and made payable to the Berger Funds. Checks not made payable to the Berger Funds, the account registrant, transfer agent or retirement account custodian will not be accepted. Alternatively, payment for shares purchased by telephone may be made by wire or electronic funds transfer from the investor's bank to DST Systems, Inc. Shares purchased on-line must be paid for by electronic funds transfer. Please call 1-800-551-5849 for current wire or electronic funds transfer instructions. The Funds will not accept purchases by cash or credit card or checks drawn on foreign banks unless provision is made for payment through a U.S. bank in U.S. dollars.


          The Funds reserve the right in their sole discretion to withdraw all or any part of the offering made by this Prospectus or to reject purchase orders, when in the judgment of management, such withdrawal or rejection is in the best interest of a Fund. The Funds also reserve the right at any time to waive the minimum investment requirements applicable to initial or subsequent investments or to increase the minimums following notice. No application to purchase shares is binding on a Fund until accepted in writing.

10. HOW THE NET ASSET VALUE IS DETERMINED

          The price of each Fund's shares is based on the net asset value of that Fund, which is determined at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time) each day that the Exchange is open.

          The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. In determining net asset value, securities are valued at market value or, if market quotations are not readily available, at their fair value determined in good faith pursuant to consistently applied procedures established by the directors or trustees. Money market instruments maturing within 60 days are valued at amortized cost, which approximates market value.

          All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. See the Statement of Additional Information for more detailed information. A Fund's foreign securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as customary U.S. holidays) and the Fund's net asset value is not calculated. As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

          Since none of the Funds imposes any front end sales load or redemption fee, both the purchase price and the redemption price of a Fund share are the same and will be equal to the next calculated net asset value of a share of that Fund.

11. OPEN ACCOUNT SYSTEM AND SHARE CERTIFICATES


          Unless otherwise directed, all investor accounts are maintained on a book-entry basis. Share certificates will not be issued unless requested by the shareholder. Shares purchased by dividend reinvestment or under an Automatic Investment Plan, and shares redeemed under a Systematic Withdrawal Plan, will be confirmed after the end of each calendar quarter. Following any other investment or redemption, the investor will receive a printed confirmation indicating the dollar amount of the transaction, the per share price of the transaction and the number of shares purchased or redeemed.

12. HOW TO REDEEM OR SELL FUND SHARES

          (i) SHARE REDEMPTIONS BY MAIL. Each Fund will buy back (redeem), at current net asset value, all shares of the Fund offered for redemption. The redemption price of shares tendered for redemption will be the net asset value next determined after receipt of all required documents by the Funds' transfer agent, sub-transfer agent or other authorized agent of the Funds. To receive the net asset value for a specific day, a redemption request must be received before the close of the Exchange on that day. Shareholders who purchased their shares directly from a Fund may redeem all or part of their shares in the Fund by sending a written request to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. The written request for redemption must be signed by each registered owner exactly as the shares are registered and must clearly identify the account and the number of shares or the dollar amount to be redeemed. If a share certificate has been issued, the certificate, properly endorsed by the registered owner, must be submitted with the written redemption request.


          The signatures of the redeeming shareholders must be guaranteed by a national or state bank, a member firm of a domestic stock exchange or the National Association of Securities Dealers (NASD), a credit union, a federal savings and loan association or another eligible guarantor institution if the redemption: exceeds $100,000; is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; or is being mailed to an address other than the one on record. A notary public is not an acceptable guarantor. The Funds also reserve the right to require a signature guarantee under other circumstances. The signature guarantees must appear, together with the signatures of the registered owners (i) on the written request for redemption which clearly identifies the account and the number of shares to be redeemed, (ii) on a separate instrument of assignment ("stock power") which may be obtained from a bank or broker, or (iii) on any share certificates tendered for redemption. The use of signature guarantees is intended to protect the shareholder and the Funds from a possibly fraudulent application for redemption.

           Additional documents are required for redemptions by corporations, executors, administrators, trustees and guardians. If there is doubt as to what additional documents are required, please write the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call DST at 1-800-551-5849.

          (ii) TELEPHONE AND ON-LINE REDEMPTIONS. All shareholders have Telephone and On-line Transaction Privileges to authorize purchases, exchanges or redemptions unless they specifically decline this service on the account application or by writing to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141. Shareholders may redeem shares by telephone or, via their personal computer, through on-line service providers or other on-line access points approved by the Funds. The telephone and on-line redemption option is not available for shares held in retirement accounts sponsored by the Funds. Telephone redemption requests may be made by calling DST Systems, Inc., at 1-800-551-5849. To receive the net asset value for a specific day, a redemption request must be received before the close of the New York Stock Exchange on that day. As discussed above, certain requests must be in writing and the signature of a redeeming shareholder must be signature guaranteed, and therefore shares may not be redeemed by telephone or on-line, if the redemption: exceeds $100,000; is being made payable other than exactly as registered; is being mailed to an address which has been changed within 30 days of the redemption request; is being mailed to an address other than the one on record; or the shares are represented by share certificates issued to the shareholder.


          All telephone and on-line transactions are recorded and written confirmations indicating the details of all telephone and on-line transactions will promptly be sent to the shareholder of record. Prior to accepting a telephone or on-line transaction, the shareholder placing the order may be required to provide certain identifying information. A shareholder electing to communicate instructions by telephone or on-line may be giving up some level of security that would otherwise be present were the shareholder to request a transaction in writing. Neither the Funds nor their transfer agent or investment advisor assume responsibility for the authenticity of instructions communicated by telephone or on-line which are reasonably believed to be genuine and which comply with the foregoing procedures. The Funds, and/or their transfer agent, may be liable for losses resulting from unauthorized or fraudulent telephone or on-line instructions in the event these procedures are not followed.


          In times of extreme economic or market conditions, redeeming shares by telephone or on-line may be difficult. The Funds may terminate or modify the procedures concerning the telephone or on-line redemption and wire transfer services at any time, although shareholders of the Funds will be given at least 60 days' prior notice of any termination or material modification. Berger Associates may, at its own risk, waive certain of these redemption requirements.


          (iii) PAYMENT FOR REDEEMED SHARES. Payment for shares redeemed upon written request will be made by check and generally will be mailed within three business days after receipt by the transfer agent of the properly executed redemption request and any outstanding certificates for the shares to be redeemed. Payment for shares redeemed by telephone or on-line will be made by check payable to the account name(s) and address exactly as registered, and generally will be mailed within three business days following the date of the request for redemption.

          A shareholder may request that payment for redeemed shares of the Funds be made by wire or electronic funds transfer. Shareholders may elect to use these services on the account application or by providing the Funds with a signature guaranteed letter requesting these services and designating the bank to receive all wire or electronic funds transfers. A shareholder may change the predesignated bank of record by providing the Funds with written, signature guaranteed instructions. Wire and electronic funds transfers are subject to a $1,000 minimum and a $100,000 maximum limitation. Redemption proceeds paid by wire transfer will be transmitted to the shareholder's predesignated bank account on the next business day after receipt of the shareholder's redemption request. There is a $10 fee for each wire payment for shares redeemed by the Funds. Redemption proceeds paid by electronic funds transfer will be electronically transmitted to the shareholder's predesignated bank account on the second business day after receipt of the shareholder's redemption request. There is no fee for electronic funds transfer of proceeds from the redemption of Fund shares.

          A shareholder may also request that payment for redeemed shares of a Cash Account Trust portfolio be made by wire or electronic funds transfer and should review the Cash Account Trust portfolio prospectus for procedures and charges applicable to redemptions by wire and electronic funds transfers. See below under "Exchange Privilege and Systematic Withdrawal Plan" for more information concerning the Cash Account Trust portfolios.


          Shareholders may encounter delays in redeeming shares purchased by check (other than cashier's or certified checks), electronic funds transfer or through the Automatic Investment Program if the redemption request is made within 15 days after the date of purchase. In those situations, the redemption check will be mailed within 15 days after the transfer agent's receipt of the purchase instrument, provided that it has not been dishonored or cancelled during that time. The foregoing policy is to ensure that all payments for the shares being redeemed have been honored. In addition to the foregoing restrictions, no redemption payment can be made for shares which have been purchased by telephone or on-line order until full payment for the shares has been received. In any event, valid redemption requests concerning shares for which full payment has been made will be priced at the net asset value next determined after receipt of the request.


          (iv) REDEMPTIONS BY THE FUND. As a means of reducing its expenses, the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund are authorized to redeem involuntarily all shares held in accounts with a value of less than $2,000. (Minimum account value requirements are reduced for shareholders who opened accounts prior to the date of this Prospectus: For shareholders who opened accounts in the Berger Growth and Income Fund or the Berger Small Company Growth Fund prior to January 26, 1996, the account minimum is $250, and for shareholders who opened their accounts in those Funds on or after January 26, 1996, but before the date of this Prospectus, the account minimum is $500. The account minimum is $1,000 for shareholders who opened accounts in the Berger New Generation Fund prior to the date of this Prospectus.) Such redemptions will be permitted only when the account is reduced below the minimum value by redemption, and not by declines in per share net asset value. As a result, accounts established with the applicable minimum investment might be subject to redemption after only a small redemption has been made by the shareholder. At least 60 days' written notice will be given to a shareholder before such an account is redeemed. During that time, the shareholder may add sufficient funds to the account. If such amount is not added to the account, the shares will be redeemed, at the per share net asset value next determined after the 60th day following the notice. A check for the proceeds will be sent to the shareholder unless a share certificate has been issued, in which case payment will be made upon surrender of the certificate.

13. EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

          (i) EXCHANGES. By telephoning the Fund at 1-800-551-5849, or writing to the Fund at P.O. Box 419958, Kansas City, MO 64141, or, via their personal computer through on-line service providers or other on-line access points approved by the Funds, any shareholder may exchange, without charge, any or all of the shareholder's shares in any of the Funds for shares of any of the other publicly available Berger Funds, or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust (the "CAT Portfolios"), separately managed, unaffiliated money market funds. Exchanges may be made only if the Berger Fund or CAT Portfolio with which you wish to exchange your shares is registered in your state of residence. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Berger Funds or Berger Associates. Berger Associates is compensated for administrative services it performs with respect to the CAT Portfolios.


          It is your responsibility to obtain and read a prospectus of the Berger Fund or CAT Portfolio into which you are exchanging. By giving exchange instructions, a shareholder will be deemed to have acknowledged receipt of the prospectus for the Berger Fund or CAT

Portfolio being purchased. You may make up to four exchanges out of each Fund during the calendar year. This limit helps keep each Fund's net asset base stable and reduces the Fund's administrative expenses. There currently is no limit on exchanges out of the three CAT Portfolios. In times of extreme economic or market conditions, exchanging Fund or CAT Portfolio shares by telephone or on-line may be difficult. See "How to Redeem or Sell Fund Shares - Telephone and On-line Redemptions" for procedures for telephone and on-line transactions.


          Redemptions of shares in connection with exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. To receive a specific day's price, your letter, call or on-line order must be received before that day's close of the New York Stock Exchange. A day or more delay may be experienced prior to the investment of the redemption proceeds into a CAT Portfolio. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes.


          All exchanges are subject to the minimum and subsequent investment requirements of the Fund or CAT Portfolio into which shares are being exchanged. Exchanges will be accepted only if the registration of the two accounts is identical. Neither the Funds nor the CAT Portfolios, or their transfer agents or advisors assume responsibility for the authenticity of exchange instructions communicated in writing or by telephone or on-line which are believed to be genuine. See "How to Redeem or Sell Fund Shares - Telephone and On-line Redemptions" for procedures for telephone and on-line transactions. All shareholders have Telephone and On-line Transaction Privileges to authorize exchanges unless they specifically decline this service on the account application or by writing to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141.

          (ii) SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum, minimum of $50, will be paid to the shareholder monthly, quarterly, semiannually or annually. You will receive confirmation of systematic withdrawals after the end of each calendar quarter.

          For more information regarding the Systematic Withdrawal Plan and forms to open such accounts, please write to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, or call 1-800-551-5849.

14. TAX-SHELTERED RETIREMENT PLANS

          The Funds offer several tax-qualified retirement plans for adoption by individuals and employers. Participants in these plans can accumulate shares of the Funds on a tax-deferred basis.

          The Funds offer both a profit-sharing plan and a money purchase pension plan for employers and self-employed persons. Contributions to these plans are tax-deductible and earnings are tax-exempt until distributed. Under the profit-sharing plan, the employer or self-employed person can adjust their contributions from year to year. Under the money purchase pension plan, the employer or self-employed person must commit to a contribution each year. When these plans are adopted by self-employed persons, they are commonly referred to as Keogh or HR 10 plans.

          The Funds also offer an Individual Retirement Account ("IRA"). Individuals who have compensation, but who are either not covered by existing qualified retirement plans and do not have spouses covered by such plans, or do not have incomes which exceed certain amounts, may contribute tax-deductible dollars to an IRA. Individuals who are covered by existing retirement plans or have spouses covered by such plans, and whose incomes exceed the applicable amounts, are not permitted to deduct their IRA contributions for Federal income tax purposes. However, whether an individual's contributions are deductible or not, the earnings on his or her IRA are not taxed until the account is distributed.

          The Funds also offer a 403(b) Custodial Account. Employees of certain tax-exempt organizations and public schools may contribute tax-deductible dollars to these accounts, on which earnings are tax-exempt until distributed.

          In order to receive the necessary materials to create a profit-sharing or money purchase pension plan account, an IRA account or a 403(b) Custodial Account, please write to the Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-800-333-1001. Trustees for existing 401(k) or other plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Funds at 1-800-333-1001.

15. INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

          The policies of the Funds on payments of dividends and capital gains distributions are described below.

          BERGER 100 FUND-Registered Trademark-, BERGER SMALL COMPANY GROWTH FUND-Registered Trademark- AND BERGER NEW GENERATION FUND. The Berger 100 Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund each intends to declare dividends representing the Fund's net investment income annually, normally in December. It is also the present policy of each of these Funds to distribute annually all of its net realized capital gains.

          BERGER GROWTH AND INCOME FUND. The Berger Growth and Income Fund intends to declare dividends representing net investment income four times annually, generally in the months of March, June, September and December. It is also the present policy of the Fund to distribute annually all of its net realized capital gains.

          Each of the Funds is treated as a separate entity for tax purposes and has elected and intends to maintain its qualification to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If they so qualify and meet certain minimum distribution requirements, the Funds generally will not be liable for Federal income tax on the amount of their earnings that are timely distributed. If a Fund distributes annually less than 98% of its income and gain, it may be subject to a nondeductible excise tax equal to 4% of the shortfall.


          All dividends and capital gains distributions paid by a Fund will be automatically reinvested in shares of that Fund at the net asset value on the ex-dividend date unless an investor specifically requests that either dividends or distributions, or both, be paid in cash. The election to receive dividends or distributions in cash or to reinvest them in Fund shares may be changed by calling the Berger Funds at 1-800-551-5849 or by written request to the Berger Funds, c/o DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141, and must be received at least ten days prior to the record date of any dividend or capital gains distribution.


          Each Fund will inform its shareholders of the amount and nature of such income or gains resulting from their investment in the Fund. Dividends declared and payable to shareholders of record on a specified date in December will be deemed to have been received by shareholders on December 31 for tax purposes if paid during January the following year. Dividends paid by a Fund from net investment income and distributions from net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. Any loss on the redemption or other sale or exchange of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. A portion of the dividends (but not capital gains distributions) paid by a Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Fund's income consists of dividends paid by United States corporations. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by a Fund.

          Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Funds will be treated as expenses of the Funds. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

          At certain levels of taxable income, the Internal Revenue Code provides a preferential tax rate for long-term capital gains. Long-term capital gains of taxpayers other than corporations are taxed at a 28% maximum rate, whereas ordinary income is taxed at a 39.6% maximum rate. Capital losses continue to be deductible only against capital gains plus (in the case of taxpayers other than corporations) $3,000 of ordinary income annually ($1,500 for married individuals filing separately).

          Some shareholders may be subject to 31% "backup withholding" on dividends, capital gains distributions and redemption payments made by a Fund. Backup withholding generally will apply to shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

          The foregoing is only a brief summary of the Federal income tax considerations affecting the Funds and their shareholders. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situation.

16. ADDITIONAL INFORMATION

          The Berger 100 Fund and Berger Growth and Income Fund are separate corporations which were incorporated under the laws of the State of Maryland on March 10, 1966, as "The One Hundred Fund, Inc." and "The One Hundred and One Fund, Inc.", respectively. The names "Berger One Hundred Fund-Registered Trademark-" and "Berger 100 Fund-Registered Trademark-" were adopted by the Berger 100 Fund as service marks and trade names in November 1989. In 1990, the shareholders of the Berger Growth and Income Fund approved changing its formal corporate name to "Berger One Hundred and One Fund, Inc." and the Fund began doing business under the trade name "Berger Growth and Income Fund, Inc." in January 1996.

          Each of the Berger 100 Fund and the Berger Growth and Income Fund has only one class of securities, its Capital Stock, with a par value of one cent per share, of which 200,000,000 shares are authorized for issue by the Berger 100 Fund and 100,000,000 shares are authorized for issue by the Berger Growth and Income Fund. Shares of the Funds are fully paid and nonassessable when issued. All shares issued by a Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.

          The Berger Small Company Growth Fund and the Berger New Generation Fund are separate series or portfolios established under the Berger Investment Portfolio Trust, a Delaware business trust. The Berger Small Company Growth Fund was established on August 23, 1993. The name "Berger Small Company Growth Fund-Registered Trademark-" was registered as a service mark in September 1995. The Berger New Generation Fund was established on December 21, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Berger Small Company Growth Fund and the Berger New Generation Fund are the only series established under the Trust, although others may be added in the future. Shares of the Funds are fully paid and nonassessable when issued. Each share has a par value of $.01. All shares issued by each Fund participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of its liquidation.


          Shareholders of the Berger 100 Fund and the Berger Growth and Income Fund vote separately on matters relating to those respective Funds.
Shareholders of the Berger Small Company Growth Fund and the Berger New Generation Fund generally vote separately on matters relating to those respective Funds, although they will vote together and along with the shareholders of other series of the Trust issued in the future in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote. Shares of each Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors or trustees can elect 100% of the directors or trustees if they choose to do so and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors or trustees will not be able to elect any person or persons as directors or trustees. None of the Funds is required to hold annual shareholder meetings unless required by the Investment Company Act of 1940 or other applicable law or unless called by the directors or trustees.

          If shareholders owning at least 10% of the outstanding shares of the Berger 100 Fund, the Berger Growth and Income Fund or the Berger Investment Portfolio Trust so request, a special shareholders' meeting will be held for the purpose of considering the removal of a director of a Fund or a trustee of the Trust, as the case may be. Special meetings will be held for other purposes if the holders of at least 25% of the outstanding shares of a Fund or the Trust so request. Subject to certain limitations, the Funds will facilitate appropriate communications by shareholders desiring to call a special meeting for the purpose of considering the removal of a director or a trustee.

          The Funds' transfer agent and dividend disbursing agent is Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, MO 64105. IFTC has engaged DST Systems, Inc., as sub-agent to provide transfer agency and dividend disbursing services for the Funds. Accordingly, the address and telephone number for DST Systems, Inc., set forth in this Prospectus should be used for correspondence with the Funds' transfer agent.

17. PERFORMANCE

          From time to time in advertisements, the Funds may discuss their performance ratings as published by recognized mutual fund statistical services, such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., or Morningstar, Inc., or Value Line Investment Survey or by publications of general interest such as THE WALL STREET JOURNAL, INVESTOR'S BUSINESS DAILY, BARRON'S, FINANCIAL WORLD or KIPLINGER'S PERSONAL FINANCE MAGAZINE. In addition, the Funds may compare their performance to that of recognized broad-based securities market indices, including the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, the Russell 2000 Stock Index, the Standard & Poor's 600 Small Cap Index or the Nasdaq Composite Index, or more narrowly-based indices which reflect the market sectors in which that Fund invests.

          The total return of each Fund is calculated for any specified period of time by assuming the purchase of shares of the Fund at the net asset value at the beginning of the period. Each dividend or other distribution paid by the Fund is assumed to have been reinvested at the net asset value on the reinvestment date. The total number of shares then owned as a result of this process is valued at the net asset value at the end of the period. The percentage increase is determined by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value.

          Each Fund's total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same total return if the Fund's performance had been constant over the entire period. Total return figures are based on the overall change in value of a hypothetical investment in each Fund. Because average annual total returns for more than one year tend to smooth out variations in a Fund's return, investors should recognize that such figures are not the same as actual year-by-year results.

          Any performance figures for the Funds are based upon historical results and do not assure future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          Shareholders with questions should write to the Berger Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, CO 80217, or call 1-303-329-0200 or 1-800-333-1001.

                         STATEMENT OF ADDITIONAL INFORMATION

                            BERGER ONE HUNDRED FUND, INC.
                            BERGER GROWTH AND INCOME FUND
                           BERGER SMALL COMPANY GROWTH FUND
                              BERGER NEW GENERATION FUND

                         SHAREHOLDER SERVICES: 1-800-551-5849

    This Statement of Additional Information about The One Hundred Fund, Inc., doing business as Berger One Hundred Fund, Inc. ("Berger 100 Fund"), Berger One Hundred and One Fund, Inc., doing business as Berger Growth and Income Fund, Inc. ("Berger Growth and Income Fund"), Berger Small Company Growth Fund and Berger New Generation Fund (all of such funds together being sometimes referred to as the "Funds") is not a prospectus. It should be read in conjunction with the Prospectus describing the Funds, dated November 28, 1996, which may be obtained by writing the Funds at P.O. Box 5005, Denver, Colorado 80217, or calling 1-800-333-1001.

    The Funds are all no-load mutual funds. This Statement of Additional Information describes each of these Funds which have many features in common, but have different investment objectives and different investment emphases.

BERGER 100 FUND-Registered Trademark- - The Berger 100 Fund's investment objective is long-term capital appreciation. The Berger 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which the Fund believes offer favorable growth prospects.

BERGER GROWTH AND INCOME FUND - The primary investment objective of the Berger Growth and Income Fund is capital appreciation. A secondary objective is to provide a moderate level of current income. The Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities or preferred stocks, which the Fund believes offer favorable growth prospects and are expected to also provide current income.


BERGER SMALL COMPANY GROWTH FUND-Registered Trademark- - The investment objective of the Berger Small Company Growth Fund is capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.


BERGER NEW GENERATION FUND - The investment objective of the Berger New Generation Fund is capital appreciation. The Fund pursues this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of companies which the Fund's advisor believes have the potential for significant growth. In particular, the Fund's advisor seeks to identify companies which develop, manufacture, sell or provide new or innovative products, services or methods of doing business that it believes have the potential to change the direction or dynamics of the industries in which they operate or to significantly influence the way businesses or consumers conduct their affairs.

                                  NOVEMBER 28, 1996

                                  TABLE OF CONTENTS
                                          &
                            CROSS-REFERENCES TO PROSPECTUS



                                                            Cross-References to
                                                            Related Disclosures
    Table of Contents                                         in Prospectus
    -----------------                                      -------------------

    Introduction                                                Section 2

    1.   Portfolio Policies of the Funds                        Section 3, 4, 5

    2.   Investment Restrictions                                Section 4

    3.   Management of the Funds                                Section 6

    4.   Investment Advisor                                     Section 6

    5.   Expenses of the Funds                                  Section 7, 8

    6.   Brokerage Policy                                       Section 8

    7.   How to Purchase Shares in                              Section 9
         the Funds

    8.   How the Net Asset Value is                             Section 10
         Determined

    9.   Income Dividends, Capital Gains                        Section 15
         Distributions and Tax Treatment

    10.  Suspension of Redemption Rights                        Section 12

    11.  Tax-Sheltered Retirement Plans                         Section 14

    12.  Special Purchase and Exchange Plans                    Section 13

    13.  Performance Information                                Section 17

    14.  Additional Information                                 Section 16

         Financial Statements

                                     INTRODUCTION


    The Berger 100 Fund, the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund are Mutual Funds, or open-end, diversified, management investment companies. The Berger 100 Fund's investment objective is long-term capital appreciation. The primary investment objective of the Berger Growth and Income Fund is capital appreciation, and its secondary objective is to provide a moderate level of current income. The investment objective of both the Berger Small Company Growth Fund and the Berger New Generation Fund is capital appreciation.


1.  PORTFOLIO POLICIES OF THE FUNDS

    The Prospectus discusses the investment objective of each of the Funds and the policies to be employed to achieve that objective. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.


    ILLIQUID AND RESTRICTED SECURITIES. Each of the Funds is authorized to invest in securities which are illiquid or not readily marketable because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, no ready market is available. However, none of the Funds will purchase any such security, the purchase of which would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Investments in illiquid securities involve certain risks to the extent that a Fund may be unable to dispose of such a security at the time desired or at a reasonable price or, in some cases, may be unable to dispose of it at all. In addition, in order to resell a restricted security, a Fund might have to incur the potentially substantial expense and delay associated with effecting registration. If securities become illiquid following purchase or other circumstances cause more than 15% of a Fund's net assets to be invested in illiquid securities, the directors or trustees of that Fund, in consultation with the Fund's advisor, will determine what action, if any, is appropriate in light of all relevant circumstances.

    Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Pursuant to guidelines established by the directors or trustees, the Funds' advisor will determine whether securities eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A under the Securities Act of 1933 should be treated as illiquid investments considering, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wanting to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). The liquidity of a Fund's investments in Rule 144A securities could be impaired if qualified institutional buyers become uninterested in purchasing these securities.

    REPURCHASE AGREEMENTS. As discussed in the Prospectus, each Fund may invest in repurchase agreements with various financial organizations, including commercial banks, registered broker-dealers and registered government securities dealers. A repurchase agreement is an agreement under which a Fund acquires a debt security (generally a security issued or guaranteed by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value equal to or in excess of the value of the repurchase agreement and are held by the Fund's custodian bank until repurchased. In addition, the directors or trustees will establish guidelines and standards for review by the investment advisor of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Fund. None of the Funds will enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's total assets would be invested in such repurchase agreements and other illiquid securities.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Although these risks are acknowledged, it is expected that they can be controlled through careful monitoring procedures.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Fund may purchase and sell securities on a when-issued or delayed delivery basis. However, none of the Funds currently intends to purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities. When-issued or delayed delivery transactions arise when securities (normally, equity obligations of issuers eligible for investment by a Fund) are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed delivery transaction was entered into. Any failure to consummate a when-issued or delayed delivery transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions may generally be expected to settle within one month from the date the transactions are entered into, but in no event later than 90 days. However, no payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction.

    When a Fund purchases securities on a when-issued basis, it will maintain in a segregated account with its custodian cash, U.S. government securities or other liquid assets having an aggregate value equal to the amount of such purchase commitments, until payment is made. If necessary, additional assets will be placed in the account daily so that the value of the account will equal or exceed the amount of the Fund's purchase commitments.

    LENDING OF SECURITIES. As discussed in the Prospectus, the Berger Small Company Growth Fund and the Berger New Generation Fund each may lend their securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its securities, the Berger Small Company Growth Fund and the Berger New Generation Fund will be attempting to generate income through the receipt of interest on the loan which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and
(d) the Fund receive reasonable interest on the loan, which interest may include the Fund's investing cash collateral in interest bearing short-term investments, and (e) the Fund receive all dividends and distributions on the loaned securities and any increase in the market value of the loaned securities.

    The Berger Small Company Growth Fund and the Berger New Generation Fund bear a risk of loss in the event that the other party to a securities lending transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction. Neither Fund will lend its portfolio securities if, as a result, the aggregate value of such loans would exceed 33-1/3% of the value of the Fund's total assets. Loan arrangements made by a Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's trustees.


    SHORT SALES. Each Fund currently only intends to engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box").

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain in a segregated custodial account an amount of securities convertible into or exchangeable for such equivalent securities at no additional cost.
These securities would constitute the Fund's long position.


    A Fund may make a short sale, as described above, when it wants to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

    FINANCIAL FUTURES, FORWARDS AND OPTIONS. As described in the Prospectus, each Fund is authorized to make limited use of certain types of futures, forwards and options, but only for the purpose of hedging, that is, protecting against market risk due to market movements that may adversely affect the value of a Fund's securities or the price of securities that a Fund is considering purchasing. The utilization of futures, forwards and options is also subject to policies and procedures which may be established by the directors or trustees from time to time. A hedging transaction may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, although hedging may also limit a Fund's opportunity to profit from favorable price movements, and the cost of the transaction will reduce the potential return on the security or the portfolio. Following is additional information concerning the futures, forwards and options in which the Funds may invest, provided that no more than 5% of the Fund's net assets at the time the contract is entered into may be used for initial margins for financial futures transactions and premiums paid for the purchase of options. In addition, a Fund may only write call options that are covered and only up to 25% of the Fund's total assets. The following information should be read in conjunction with the information concerning the Funds' use of futures, forwards and options and the risks of such instruments contained in the Prospectus.

    FUTURES CONTRACTS. Financial futures contracts are exchange-traded contracts on financial instruments (such as securities and foreign currencies) and securities indices that obligate the holder to take or make delivery of a specified quantity of the underlying financial instrument, or the cash value of an index, at a future date. Although futures contracts by their terms call for the delivery or acquisition of the underlying instruments or a cash payment based on the mark-to-market value of the underlying instruments, in most cases the contractual obligation will be offset before the delivery date by buying (in the case of an obligation to sell) or selling (in the case of an obligation to buy) an identical futures contract. Such a transaction cancels the original obligation to make or take delivery of the instruments.


    Each Fund may enter into contracts for the purchase or sale for future delivery of financial instruments, such as securities and foreign currencies, or contracts based on financial indices including indices of U.S. Government securities, foreign government securities or equity securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


    Both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when a futures contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or other liquid assets. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to the other party to settle the change in value on a daily basis. Initial and variation margin payments are similar to good faith deposits or performance bonds or party-to-party payments resulting from daily changes in the value of the contract, unlike margin extended by a securities broker, and would be released or credited to the Funds upon termination of the futures contract, assuming all contractual obligations have been satisfied. Unlike margin extended by a securities broker, initial and variation margin payments do not constitute purchasing securities on margin for purposes of each Fund's investment limitations. The Funds will incur brokerage fees when they buy or sell futures contracts.


    In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to the Fund only in proportion to the amount received by the FCM's other customers. Each Fund will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business and by depositing margin payments in a segregated account with the Fund's custodian for the benefit of the FCM when practical or otherwise required by law.

    Each Fund intends to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Accordingly, the Fund will not enter into any futures contract or option on a futures contract if, as a result, the aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's net assets.


    Although each Fund would hold cash and liquid assets in a segregated account with a mark-to-market value sufficient to cover the Fund's open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position.

    The acquisition or sale of a futures contract may occur, for example, when a Fund is considering purchasing or holds equity securities and seeks to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, the Fund might sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby preventing the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, the use of futures contracts as a hedging technique allows the Funds to maintain a defensive position without having to sell portfolio securities.


    Similarly, when prices of equity securities are expected to increase, futures contracts may be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. Since the fluctuations in the value of futures contracts should be similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market has stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities on the cash market.




    The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the Funds still may not result in a successful use of futures.


    Futures contracts entail additional risks. Although each Fund believes that use of such contracts will benefit the Fund, if the Fund's investment judgment is incorrect, the Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if the Fund has hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increase instead, the Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to the Fund. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, a buyer or seller of futures contracts could lose amounts substantially in excess of any initial margin deposits made, due to the potential for adverse price movements resulting in additional variation margin being required by such positions. However, each Fund intends to monitor its investments closely and will attempt to close its positions when the risk of loss to the Fund becomes unacceptably high.


    The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly the Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments.

    Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a longer settlement period for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.

In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures positions also could be impaired.

    OPTIONS ON FUTURES CONTRACTS. Each Fund may buy and write options on futures contracts for hedging purposes. An option on a futures contract gives the Funds the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, a Fund may buy a call option on a futures contract to hedge against a market advance, and a Fund might buy a put option on a futures contract to hedge against a market decline.

    The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. If a call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received.
Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

    The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

    The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward contract is a privately negotiated agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified invoice amount for the assets at the time of delivery. The Funds currently intend that they will only use forward contracts or commitments for hedging purposes and will only use forward foreign currency exchange contracts, although the Funds may enter into additional forms of forward contracts or commitments in the future if they become available and advisable in light of the Funds' objectives and investment policies. Forward contracts generally are negotiated in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized exchange-traded contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

    The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of the Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency) on a specified date. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price (in terms of a specified currency) for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in foreign currency against a decline in the value of that currency (or a proxy currency whose price movements are expected to have a high degree of correlation with the currency being hedged) relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in futures contracts (or options on such futures) with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell a foreign currency whose performance is expected to replicate the performance of the currency being hedged if the portfolio manager believes there is a high degree of correlation between movements in the two currencies ("cross-hedge").

    These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another limits that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

    The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund must find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of a Fund's commitments with respect to such contracts.

    While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. A Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. In addition, when a Fund enters into a privately negotiated forward contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into. Unlike many exchange-traded futures contracts and options on futures, there are no daily price fluctuation limits with respect to forward contracts and other negotiated or over-the-counter instruments, and with respect to those contracts, adverse market movements could therefore continue to an unlimited extent over a period of time. However, each Fund intends to monitor its investments closely and will attempt to renegotiate or close its positions when the risk of loss to the Fund becomes unacceptably high.

    OPTIONS ON SECURITIES AND SECURITIES INDICES. A Fund may buy or sell put or call options and write covered call options on securities that are traded on United States or foreign securities exchanges or over-the-counter. Buying an option involves the risk that, during the option period, the price of the underlying security will not increase (in the case of a call) to above the exercise price, or will not decrease (in the case of a put) to below the exercise price, in which case the option will expire without being exercised and the holder would lose the amount of the premium. Writing a call option involves the risk of an increase in the market value of the underlying security, in which case the option could be exercised and the underlying security would then be sold by a Fund to the option holder at a lower price than its current market value and the Fund's potential for capital appreciation on the security would be limited to the exercise price. Moreover, when a Fund writes a call option on a securities index, the Fund bears the risk of loss resulting from imperfect correlation between movements in the price of the index and the price of the securities set aside to cover such position. Although they entitle the holder to buy equity securities, call options to purchase equity securities do not entitle the holder to dividends or voting rights with respect to the underlying securities, nor do they represent any rights in the assets of the issuer of those securities.

    A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

    The writer of a call option may have no control when the underlying securities must be sold. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.

    The writer of an exchange-traded call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. If a Fund desires to sell a particular security from the Fund's portfolio on which the Fund has written a call option, the Fund will effect a closing transaction prior to or concurrent with the sale of the security. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. An investor who is the holder of an exchange-traded option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

    A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

    An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange on which the option is traded ("Exchange") on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

    In addition, when a Fund enters into an over-the-counter option contract with a counterparty, the Fund assumes counterparty credit risk, that is, the risk that the counterparty will fail to perform its obligations, in which case the Fund could be worse off than if the contract had not been entered into.

    An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

    A Fund may buy call options on securities or securities indices to hedge against an increase in the price of a security or securities that the Fund may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index rises sufficiently, the option may expire and become worthless to the Fund. A Fund may buy put options to hedge against a decline in the value of a security or its portfolio. The premium paid for the put option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security or index declines sufficiently, the option may expire and become worthless to the Fund.

    An example of a hedging transaction using an index option would be if a Fund were to purchase a put on a stock index, in order to protect the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. While the correlation between stock indices and price movements of the stocks in which the Funds will generally invest may be imperfect, the Funds expect, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio.

    PORTFOLIO TURNOVER. The portfolio turnover rates of each of the Funds are shown in the tables under Financial Highlights in Section 2 of the Prospectus. The annual portfolio turnover rates of the Funds at times have exceeded 100%. A 100% annual turnover rate results, for example, if the equivalent of all of the securities in the Fund's portfolio are replaced in a period of one year. A 100% turnover rate is higher than the turnover rate experienced by most mutual funds. The Funds anticipate that their portfolio turnover rates in future years may exceed 100%, and investment changes will be made whenever management deems them appropriate even if this results in a higher portfolio turnover rate. In addition, portfolio turnover may increase as a result of large amounts of purchases and redemptions of shares of the Funds due to economic, market or other factors that are not within the control of management.

    Increased portfolio turnover would necessarily result in correspondingly higher brokerage costs for the Funds. The existence of a high portfolio turnover rate has no direct relationship to the tax liability of a Fund, although sales of certain stocks will lead to realization of gains, and, possibly, increased taxable distributions. The Funds' brokerage policy is discussed further under Section 6 Brokerage Policy, and additional information concerning income taxes is located under Section 15 Income Dividends, Capital Gains Distributions and Tax Treatment.

2.  INVESTMENT RESTRICTIONS

    Each Fund has adopted certain fundamental restrictions on its investments and other activities, and none of these restrictions may be changed without the approval of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders thereof if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

BERGER 100 FUND-Registered Trademark- AND BERGER GROWTH AND INCOME FUND

    The following fundamental restrictions apply to each of the Berger 100 Fund and the Berger Growth and Income Fund. A Fund may not:

    1. Purchase the securities of any one issuer (except U.S. Government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities or of any class of securities of such issuer.

    2. Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 5% of the value of the Fund's total assets.

    3. Invest in any one industry more than 25% of the value of its total assets at the time of such investment.

    4. Make loans, except that the Fund may enter into repurchase agreements in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

    5. Borrow in excess of 5% of the value of its total assets, or pledge, mortgage, or hypothecate its assets taken at market value to an extent greater than 10% of the Fund's total assets taken at cost (and no borrowing may be undertaken except from banks as a temporary measure for extraordinary or emergency purposes). This limitation shall not prohibit or restrict short sales or deposits of assets to margin or guarantee positions in futures, options or forward contracts, or the segregation of assets in connection with any of such transactions.

    6. Purchase or retain the securities of any issuer if those officers and directors of the Fund or its investment advisor owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

    7. Purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

    8. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security) or invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except, only for the purpose of hedging, (i) financial futures transactions, including futures contracts on securities, securities indices and foreign currencies, and options on any such futures, (ii) forward foreign currency exchange contracts and other forward commitments and (iii) securities index put or call options.

    9. Participate on a joint or joint and several basis in any securities trading account.

    10. Invest in companies for the purposes of exercising control of management.

    In applying the industry concentration investment restriction (no. 3 above), the Funds use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, each Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

    The directors have adopted additional non-fundamental investment restrictions for each of the Berger 100 Fund and the Berger Growth and Income Fund. These limitations may be changed by the directors without a shareholder vote. The non-fundamental investment restrictions include the following:

    1. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

    2. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

    3. The Fund may not purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or other mineral leases, rights or royalty contracts (except that the Fund may invest in the securities of issuers engaged in the foregoing activities).

    4. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

    5. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

    6. The Fund's investments in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these limits.

    Each of the Berger 100 Fund and the Berger Growth and Income Fund has undertaken to the State of California that the Fund will buy, write and sell put and call options that are traded over-the-counter only with broker/dealers that are experienced with such transactions and that have a total net capital in excess of $20,000,000.

    Each of the Berger 100 Fund and the Berger Growth and Income Fund has undertaken to the State of Arkansas that the Fund will not invest more than 10% of its net assets in illiquid securities (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security), excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's directors based upon the trading markets for the securities.

BERGER SMALL COMPANY GROWTH FUND-Registered Trademark- AND BERGER NEW GENERATION FUND


    The following fundamental restrictions apply to the Berger Small Company Growth Fund and the Berger New Generation Fund. The Fund may not:

    1. With respect to 75% of the Fund's total assets, purchase the securities of any one issuer (except U.S. government securities) if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets or (b) the Fund owns more than 10% of the outstanding voting securities of such issuer.

    2. Invest in any one industry (other than U.S. government securities) more than 25% (25% or more, in the case of the Berger New Generation Fund) of the value of its total assets at the time of such investment.

    3. Borrow money, except from banks for temporary or emergency purposes in amounts not to exceed 25% of the Fund's total assets (including the amount borrowed) taken at market value, nor pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness and then only if such pledging, mortgaging or hypothecating does not exceed 25% of the Fund's total assets taken at market value. When borrowings exceed 5% of the Fund's total assets, the Fund will not purchase portfolio securities.

    4. Act as a securities underwriter (except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security), issue senior securities (except to the extent permitted under the Investment Company Act of 1940), invest in real estate (although it may purchase shares of a real estate investment trust), or invest in commodities or commodity contracts except financial futures transactions, futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts, forward commitments or securities index put or call options.

    5. Make loans, except that the Fund may enter into repurchase agreements and may lend portfolio securities in accordance with the Fund's investment policies. The Fund does not, for this purpose, consider the purchase of all or a portion of an issue of publicly distributed bonds, bank loan participation agreements, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, to be the making of a loan.

    In applying the industry concentration investment restriction (no. 2 above), the Fund uses the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neil & Co. Incorporated. Further, in implementing that restriction, the Berger Small Company Growth Fund intends not to invest in any one industry 25% or more of the value of its total assets at the time of such investment.

    The trustees have adopted additional non-fundamental investment restrictions for the Berger Small Company Growth Fund and the Berger New Generation Fund. These limitations may be changed by the trustees without a shareholder vote. The non-fundamental investment restrictions include the following:

    1. The Fund may not purchase securities of any company which, including its predecessors and parents, has a record of less than three years' continuous operation, if such purchase would cause the Fund's investments in all such companies taken at cost to exceed 10% (15% in the case of the Berger New Generation Fund) of the value of the Fund's total assets.

    2. The Fund may not purchase securities on margin from a broker or dealer, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and may not make short sales of securities, except that the Fund may make short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equivalent kind and amount of the security being sold short at no additional cost (i.e., short sales "against the box"). This limitation shall not prohibit or restrict the Fund from entering into futures, forwards and options contracts or from making margin payments and other deposits in connection therewith.

    3. The Fund may not purchase the securities of any other investment company, except by purchase in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission).

    4. The Fund may not invest in companies for the purposes of exercising control of management.

    5. The Fund may not purchase any security, including any repurchase agreement maturing in more than seven days, which is not readily marketable, if more than 15% of the net assets of the Fund, taken at market value at the time of purchase would be invested in such securities.

    6. Only for the purpose of hedging, the Fund may purchase and sell financial futures, forward foreign currency exchange contracts and put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in initial margins for financial futures transactions and premiums for options. The Fund may only write call options that are covered and only up to 25% of the Fund's total assets.

    7. The Fund may not purchase or sell securities on a when-issued or delayed delivery basis, if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

    8. The Fund may not purchase or sell any interest in an oil, gas or mineral development or exploration program, including investments in oil, gas or other mineral leases, rights or royalty contracts (except that the Fund may invest in the securities of issuers engaged in the foregoing activities).

    9. The Fund's investments in warrants valued at the lower of cost or market may not exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these limits.

    The Trust has undertaken to the State of Texas that the Berger Small Company Growth Fund will not invest in real estate limited partnerships.

    The Trust has undertaken to the State of Ohio that both the Berger Small Company Growth Fund and the Berger New Generation Fund will prohibit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisors, or managers owning beneficially more than 1/2 of 1% of the securities of an issuer together own beneficially more than 5% of the securities of that issuer.

3.  MANAGEMENT OF THE FUNDS

    The same directors or trustees and most of the same executive officers serve each of the Funds. They are listed below, together with information which includes their principal occupations during the past five years and other principal business affiliations.

* RODNEY L. LINAFELTER, 210 University Boulevard, Suite 900, Denver, CO 80206, age 37. President since November 1994 (formerly, Vice President from October 1990 to November 1994), a Portfolio Manager since October 1990 and a Director since October 1994 of Berger 100 Fund and Berger Growth and Income Fund. Trustee and President of Berger Investment Portfolio Trust since its inception in August 1993. President and Portfolio Manager of Berger IPT - 100 Fund and Berger IPT - Growth and Income Fund and a Trustee of Berger Institutional Products Trust since its inception in October 1995. Vice President (since December 1990) and Chief Investment Officer (since October 1994), Director (since January 1992) and, formerly, Portfolio Manager (January 1990 to December 1990), with Berger Associates. Formerly (April 1986 to December 1989), Financial Consultant (registered representative) with Merrill Lynch, Pierce, Fenner & Smith, Inc.

* WILLIAM R. KEITHLER, 210 University Boulevard, Suite 900, Denver, CO 80206, age 44. President since November 1994 (formerly, Vice President from December 1993 to November 1994) and Portfolio Manager of the Berger Small Company Growth Fund. President and Portfolio Manager of the Berger New Generation Fund since its inception in December 1995. President and Portfolio Manager of the Berger IPT - Small Company Growth Fund of the Berger Institutional Products Trust since its inception in October 1995. Since December 1993, Vice President-Investment Management of Berger Associates. Formerly, Senior Vice President (January 1993 to December
    1993), Vice President (January 1991 to January 1993) and Portfolio Manager (January 1988 to January 1991) of INVESCO Trust Company (investment management).

    DENNIS E. BALDWIN, 3481 South Race Street, Englewood, CO 80110, age 68. President, Baldwin Financial Counseling. Formerly (1978-1990), Vice President and Denver Office Manager of Merrill Lynch Capital Markets. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

* WILLIAM M. B. BERGER, 210 University Boulevard, Suite 900, Denver, CO 80206, age 71. Director and, formerly, President (1974-1994) of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust since its inception in August 1993 (Chairman of the Trustees through November 1994). Trustee of Berger Institutional Products Trust since its inception in October 1995. Trustee of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Chairman (since 1994) and a Director (since
    1973) and, formerly, President (1973-1994) of Berger Associates.

    LOUIS R. BINDNER, 1075 South Fox, Denver, CO 80223, age 71. President, Climate Engineering, Inc. (building environmental systems). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

    KATHERINE A. CATTANACH, 384 South Ogden, Denver, CO 80209, age 51. Managing Principal, Sovereign Financial Services, L.L.C. (investment consulting firm). Formerly (1981-1988), Executive Vice President, Captiva Corporation, Denver, Colorado (private investment management firm). Ph.D. in Finance (Arizona State University); Chartered Financial Analyst (CFA). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional

    Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

    LUCY BLACK CREIGHTON, 1917 Leyden Street, Denver, CO 80220, age 69. Associate, University College, University of Denver. Formerly, President of the Colorado State Board of Land Commissioners (1989-1995), and Vice President and Economist (1983-1988) and Consulting Economist (1989) for First Interstate Bank of Denver. Ph.D. in Economics (Harvard University). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

    PAUL R. KNAPP, 33 North LaSalle Street, Suite 1920, Chicago, IL 60602, age
    51. Since 1991, Director, Chairman, President and Chief Executive Officer of Catalyst Institute (international public policy research organization focused primarily on financial markets and institutions) and Catalyst Consulting (international financial institutions business consulting firm). Formerly (1988-1991), Director, President and Chief Executive Officer of Kessler Asher Group (brokerage, clearing and trading firm). Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

    HARRY T. LEWIS, JR., 370 17th Street, Suite 3560, Denver, CO  80202, age
    63. Self-employed as a private investor. Formerly (1981-1988), Senior Vice President, Rocky Mountain Region, of Dain Bosworth Incorporated and member of that firm's Management Committee. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

    MICHAEL OWEN, 412 Reid Hall, Montana State University, Bozeman, MT 59717, age 59. Since 1994, Dean, and from 1989 to 1994, a member of the Finance faculty, of the College of Business, Montana State University. Self-employed as a financial and management consultant, and in real estate development. Formerly (1976-1989), Chairman and Chief Executive Officer of Royal Gold, Inc. (mining). Chairman of the Board of Berger 100 Fund and Berger Growth and Income Fund. Chairman of the Trustees of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

    WILLIAM SINCLAIRE, 3049 S. Perry Park Road, Sedalia, CO 80135, age 68. President, Sinclaire Cattle Co., and private investor. Director of Berger 100 Fund and Berger Growth and Income Fund. Trustee of Berger Investment Portfolio Trust, Berger Institutional Products Trust, Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust.

*   KEVIN R. FAY, 210 University Boulevard, Suite 900, Denver, CO  80206, age
    41. Vice President, Secretary and Treasurer of Berger 100 Fund and Berger Growth and Income Fund since October 1991, of Berger Investment Portfolio Trust since its inception in August 1993, of Berger Institutional Products Trust since its inception in October 1995 and of Berger/BIAM Worldwide Funds Trust and Berger/BIAM Worldwide Portfolios Trust since their inception in May 1996. Also, Vice President-Finance and Administration, Secretary and Treasurer of Berger Associates since September 1991 and a director of Berger Distributors, Inc., since its inception in May 1996. Formerly, Financial Consultant (registered representative) with Neidiger Tucker Bruner, Inc. (broker-dealer) (October 1989 to September 1991) and Financial Consultant with Merrill Lynch, Pierce, Fenner & Smith, Inc. (October 1985 to October 1989).

------------------

* Interested person (as defined in the Investment Company Act of 1940) of each Fund and of Berger Associates.

DIRECTOR/TRUSTEE COMPENSATION

    The officers of the Funds received no compensation from the Funds during the fiscal year ended September 30, 1996. However, directors and trustees of the Funds who are not interested persons of Berger Associates are compensated for their services according to a fee schedule, allocated among the Funds, which includes an annual fee component and a per meeting fee component. Neither the officers of the Funds nor the directors or trustees receive any form of pension or retirement benefit compensation from the Funds.

    Set forth below is information regarding compensation (including reimbursement of expenses) paid or accrued during the fiscal year ended September 30, 1996, for each director of the Berger 100 Fund and Berger Growth and Income Fund and for each trustee of the Berger Investment Portfolio Trust.

 --------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
  NAME AND POSITION                                                             AGGREGATE COMPENSATION FROM
  WITH BERGER FUNDS
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                        BERGER              BERGER               BERGER                 ALL
                                                         100                GROWTH             INVESTMENT             BERGER
                                                        FUND(1)               AND              PORTFOLIO             FUNDS(2)
                                                                            INCOME              TRUST(1)
                                                                            FUND(1)
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 Rodney L. Linafelter(3),(4),(6)                        $    0              $     0              $    0               $     0
--------------------------------------------------------------------------------------------------------------------------------
 Dennis E. Baldwin(4),(5)                              $30,649              $ 4,816             $10,708               $46,173
--------------------------------------------------------------------------------------------------------------------------------
 William M.B. Berger(4),(5),(6)                         $    0              $     0             $     0               $     0
--------------------------------------------------------------------------------------------------------------------------------
 Louis R. Bindner(4),(5)                               $24,049              $ 3,780             $ 8,361               $36,190
--------------------------------------------------------------------------------------------------------------------------------
 Katherine A. Cattanach(4),(5)                         $29,020              $ 4,562             $10,158               $43,740
--------------------------------------------------------------------------------------------------------------------------------
 Lucy Black Creighton(4),(5)                           $24,593              $ 3,864             $ 8,598               $37,055
--------------------------------------------------------------------------------------------------------------------------------
 Paul R. Knapp(4),(5)                                  $33,404              $ 5,257             $11,456               $50,117
--------------------------------------------------------------------------------------------------------------------------------
 Harry T. Lewis(4),(5)                                 $26,893              $ 4,210             $ 9,606               $40,709
--------------------------------------------------------------------------------------------------------------------------------
 Michael Owen(4),(5)                                   $40,520              $ 6,363             $13,913               $60,796
--------------------------------------------------------------------------------------------------------------------------------
 William Sinclaire(4),(5)                              $23,134              $ 3,637             $ 7,942               $34,713
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Directors who are not interested persons of Berger Associates received as a group directors' compensation (including reimbursement of expenses) from Berger 100 Fund of approximately $232,262, and from Berger Growth and Income Fund of approximately $36,489, for the fiscal year ended September 30, 1996. Those trustees who are not interested persons of Berger Associates received as a group trustees' compensation (including reimbursement of expenses) from Berger Investment Portfolio Trust of approximately $80,742 during the same period.

(2) Includes the Berger 100 Fund, the Berger Growth and Income Fund, the Berger Investment Portfolio Trust (all series), the Berger Institutional Products Trust (all series), the Berger/BIAM Worldwide Portfolios Trust (all series) and the Berger/BIAM Worldwide Funds Trust (all series).

(3) President of Berger 100 Fund, Berger Growth and Income Fund and Berger Investment Portfolio Trust.

(4) Director of Berger 100 Fund and Berger Growth and Income Fund and trustee of Berger Investment Portfolio Trust and Berger Institutional Products Trust.

(5) Trustee of Berger/BIAM Worldwide Portfolios Trust and Berger/BIAM Worldwide Funds Trust.

(6) Interested person of Berger Associates.

    Directors or trustees may elect to defer receipt of all or a portion of their fees pursuant to a fee deferral plan adopted by each of the Berger 100 Fund, the Berger Growth and Income Fund and the Berger Investment Portfolio Trust. Under the plan, deferred fees are credited to an account and adjusted thereafter to reflect the investment experience of whichever of the Berger Funds (or approved money market funds) is designated by the director or trustee for this purpose. Pursuant to an SEC exemptive order, the Funds and the Trust are permitted to purchase shares of the designated funds in order to offset their obligation to the directors/trustees participating in the plan. Purchases made pursuant to the plan are excepted from any otherwise applicable investment restriction limiting the purchase of securities of any other investment company. A Fund's or the Trust's obligation to make payments of deferred fees under the plan is a general obligation of the Fund or Trust, respectively.

    As of October 4, 1996, the officers and directors/trustees of the Funds as a group owned of record or beneficially approximately 1.1% of the Berger Small Company Growth Fund, approximately 3.4% of the Berger New Generation Fund and an aggregate of less than 1% of the outstanding shares of each of the other Funds.

4.  INVESTMENT ADVISOR

    Berger Associates is the investment advisor to each Fund. Rodney L. Linafelter, Vice President and Chief Investment Officer and a director of Berger Associates, is also President, portfolio manager and a director of both the Berger 100 Fund and the Berger Growth and Income Fund, and President and a Trustee of the Berger Investment Portfolio Trust. William R. Keithler, Vice President-Investment Management of Berger Associates, is also President and portfolio manager of the Berger Small Company Growth Fund and the Berger New Generation Fund. Kevin R. Fay, Vice President-Finance and Administration, Secretary and Treasurer of Berger Associates, also serves as Vice President, Secretary and Treasurer of the Berger Funds.

    Berger Associates serves as investment advisor to other mutual funds, pension and profit-sharing plans, and other institutional and private investors. At times, Berger Associates may recommend purchases and sales of the same investment securities for a Fund, other Berger Funds, and for one or more other investment accounts. In such cases, it will be the practice of Berger Associates to allocate the purchase and sale transactions among the participating Berger Funds and the accounts in such manner as it deems equitable. In making such allocation, the main factors to be considered are the respective investment objectives of the Berger Funds and the accounts, the relative size of portfolio holdings of the same or comparable securities, the current availability of cash for investment by each of the Berger Funds and each account, the size of investment commitments generally held by each Berger Fund and each account, and the opinions of the persons responsible for recommending investments to the Berger Funds and the accounts.

    The officers of Berger Associates are Gerard M. Lavin, President, 210 University Blvd., Suite 900, Denver, CO 80206; Rodney L. Linafelter, Vice President and Chief Investment Officer; William R. Keithler, Vice President-Investment Management; Craig D. Cloyed, Vice President and Chief Marketing Officer; and Kevin R. Fay, Vice President-Finance and Administration, Secretary and Treasurer. The directors of Berger Associates are Mr. Lavin, Landon H. Rowland, 114 West 11th Street, Kansas City, MO 64105, and Mr. Linafelter and William M.B. Berger (both of whom also serve as directors of the Berger 100 Fund and the Berger Growth and Income Fund and as trustees of the Berger Investment Portfolio Trust).

    Berger Associates permits its directors, officers, employees and other access persons (as defined below) of Berger Associates ("covered persons") to purchase and sell securities for their own accounts in accordance with provisions governing personal investing in Berger Associates' Code of Ethics. The Code requires all covered persons to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or Berger Associates' other advisory clients. Directors and officers of Berger Associates (including those who also serve as directors or trustees of the Funds), investment personnel and other designated covered persons deemed to have access to current trading information ("access persons") are required to pre-clear all transactions in securities not otherwise exempt under the Code. Requests for authority to trade will be denied pre-clearance when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code or would be deemed to adversely affect any transaction then known to be under consideration for or currently being effected on behalf of any client account, including the Funds.

    In addition to the pre-clearance requirements described above, the Code subjects those covered persons deemed to be access persons to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Berger Associates' Code. Those covered persons also may be required under certain circumstances to forfeit their profits made from personal trading. The Code is administered by Berger Associates and the provisions of the Code are subject to interpretation by and exceptions authorized by its board of directors.

    Each Fund's current Investment Advisory Agreement with Berger Associates will continue in effect until the last day of April, 1997, and thereafter from year to year if such continuation is specifically approved at least annually by the directors or trustees or by vote of a majority of the outstanding shares of the Fund and in either case by vote of a majority of the directors or trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or Berger Associates. Each Agreement is subject to termination by the Fund or Berger Associates on

60 days' written notice, and terminates automatically in the event of its assignment.

    Kansas City Southern Industries, Inc. ("KCSI") owns approximately 80% of the outstanding shares of Berger Associates. KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary The Kansas City Southern Railway Company, and financial asset management businesses. KCSI also owns approximately 41% of the outstanding shares of DST Systems, Inc. ("DST"), a publicly traded information and transaction processing company which acts as the Funds' sub-transfer agent.

5.  EXPENSES OF THE FUNDS

    Under their Investment Advisory Agreements, the Berger 100 Fund and the Berger Growth and Income Fund have each agreed to compensate Berger Associates for its investment advisory services to the Fund by the payment of a fee at the annual rate of .75 of 1% (0.75%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly. This fee may be higher than that paid by most other mutual funds.



    Under the Investment Advisory Agreement for each of the Berger Small
Company Growth Fund and the Berger New Generation Fund, Berger Associates is compensated for its investment advisory services to the Fund by the payment of a fee at the annual rate of .9 of 1% (0.90%) of the average daily net assets of the Fund. The fee is accrued daily and payable monthly. This fee is higher than that paid by most other mutual funds.

    Each Fund pays all of its expenses not assumed by Berger Associates, including, but not limited to, investment advisor fees, custodian and transfer agent fees, legal and accounting expenses, administrative and record keeping expenses, interest charges, federal and state taxes, costs of share certificates, expenses of shareholders' meetings, compensation of directors or trustees who are not interested persons of Berger Associates, expenses of printing and distributing reports to shareholders and federal and state administrative agencies, and all expenses incurred in connection with the execution of its portfolio transactions, including brokerage commissions on purchases and sales of portfolio securities, which are considered a cost of securities of each Fund. Each Fund also pays all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing and printing prospectuses of the Fund.

    Each Fund has adopted a 12b-1 plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides for the payment to Berger Associates of a 12b-1 fee of .25 of 1% (0.25%) per annum of the Fund's average daily net assets to finance activities primarily intended to result in the sale of Fund shares. The expenses paid by Berger Associates include the costs of preparing, printing and mailing prospectuses to other than existing shareholders, as well as promotional expenses directed at increasing the sale of Fund shares.

    The current 12b-1 Plans for the Berger 100 Fund and the Berger Growth and Income Fund came into effect with shareholder approval on October 14, 1994. The amounts paid pursuant to the Plans for the fiscal year ended September 30, 1996, totalled $5,256,000 for the Berger 100 Fund, $832,000 for the Berger Growth and Income Fund, $1,640,000 for the Berger Small Company Growth Fund and $111,000 for the Berger New Generation Fund. All such amounts were paid to Berger Associates under the Plans. A further discussion of the Plans is contained in
Section 8 of the Prospectus.

    Each of the Funds has appointed Investors Fiduciary Trust Company ("IFTC") as its recordkeeping and pricing agent. In addition, IFTC also serves as the Funds' custodian, transfer agent and dividend disbursing agent. IFTC has engaged DST as sub-agent to provide transfer agency and dividend disbursing services for the Funds. As noted in the previous section, approximately 41% of the outstanding shares of DST are owned by KCSI. The addresses and telephone numbers for DST set forth in the Prospectus and this Statement of Additional Information should be used for correspondence with the transfer agent.

    As recordkeeping and pricing agent, IFTC calculates the daily net asset value of each of the Funds and performs certain accounting and recordkeeping functions required by the Funds. The Funds pay IFTC a monthly base fee plus an asset-based fee. IFTC is also reimbursed for certain out-of-pocket expenses.

    IFTC, as custodian, and its subcustodians have custody and provide for the safekeeping of the Funds' securities and cash, and receive and remit the income thereon as directed by the management of the Funds. The custodian and subcustodians do not perform any managerial or policy-making functions for the Funds. For its services as custodian, IFTC receives an asset-based fee plus certain transaction fees and out-of-pocket expenses.

    As transfer agent and dividend disbursing agent, IFTC (through DST, as sub-agent) maintains all shareholder accounts of record; assists in mailing all reports, proxies and other information to the Funds' shareholders; calculates the amount of, and delivers to the Funds' shareholders, proceeds representing all dividends and distributions; and performs other related services. For these services, IFTC receives a fee from the Funds at an annual rate of $15.05 per open Fund shareholder account, subject to scheduled increases, plus certain transaction fees and fees for closed accounts, and is reimbursed for out-of-pocket expenses, which fees in turn are passed through to DST as sub-agent.

    All of IFTC's fees are subject to reduction pursuant to an agreed formula for certain earnings credits on the cash balances of the Funds. The following table shows gross fees, earnings credits and net fees paid to IFTC for the fiscal year ended September 30, 1996, for each of the Funds.

 -----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                           GROSS FEES                         EARNINGS                       NET FEES PAID
                                        PAYABLE TO IFTC                        CREDITS                          TO IFTC
                                                                            RECEIVED FROM
                                                                                IFTC
-----------------------------------------------------------------------------------------------------------------------------
 Berger 100 Fund                           $5,972,000                        $  207,000                        $5,765,000
-----------------------------------------------------------------------------------------------------------------------------
 Berger Growth and Income                  $1,275,000                        $   36,000                        $1,239,000
 Fund
-----------------------------------------------------------------------------------------------------------------------------
 Berger Small Company Growth               $2,335,000                        $   62,000                        $2,273,000
 Fund
-----------------------------------------------------------------------------------------------------------------------------
 Berger New Generation Fund                $  248,000                        $    9,000                        $  239,000
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

     The directors or trustees of each of the Funds have authorized Berger Associates to place portfolio transactions on an agency basis through DST Securities, Inc., a wholly-owned broker-dealer subsidiary of DST ("DSTS"). When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS. See Section 6 Brokerage Policy for further information concerning the expenses reduced as a result of these arrangements.

     The Funds and Berger Associates have entered into arrangements with certain organizations (broker-dealers, recordkeepers and administrators) to provide sub-transfer agency, recordkeeping, shareholder communications, sub-accounting and/or other services to investors purchasing shares of the Funds through investment programs or pension plans established or serviced by those organizations. The Funds and/or Berger Associates may pay fees to these organizations for their services. Any such fees paid by a Fund will be for services that otherwise would be provided or paid for by the Fund if all the investors who own Fund shares through the organization were registered record holders of shares in the Fund.

     In addition, under a separate Administrative Services Agreement with respect to each Fund, Berger Associates performs certain administrative and recordkeeping services not otherwise performed by IFTC, including the preparation of financial statements and reports to be filed with the Securities and Exchange Commission and state regulatory authorities. Each Fund pays Berger Associates a fee at an annual rate of one one-hundredth of one percent (0.01%) of its average daily net assets for such services. Those fees are in addition to the investment advisory fees paid under the Investment Advisory Agreement. The administrative services fees may be changed by the directors or trustees without shareholder approval.

     Berger Associates has voluntarily agreed to waive its advisory fee to the extent that a Fund's normal operating expenses in any fiscal year, including the management fee, but excluding the 12b-1 fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the most restrictive expense limitation imposed by any applicable state. Historically, the most restrictive limitation applicable to the Funds was 2-1/2% of the first $30,000,000 of average daily net assets, plus 2% of the next $70,000,000, plus 1-1/2% of the balance of the average daily net assets of the Fund for that fiscal year. However, recently adopted federal legislation may have eliminated all state-imposed expense limitations. The directors and trustees of the Funds are expected to consider what action, if any, should be taken with respect to the Funds' expense limitations in light of this new legislation.

     Separately, Berger Associates has voluntarily agreed to waive its advisory fee to the extent that the Berger New Generation Fund's normal operating expenses in any fiscal year, including the management fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1.90% of the Fund's average daily net assets for that fiscal year.

     The following tables show the cost to each Fund of the previously applicable advisory fee and the fees for the administrative services for certain periods, the amounts reimbursed to each Fund on account of excess expenses under the then applicable expense limitation, and the percentage of average daily net asset value of the respective Fund that those represent.


                                   BERGER 100 FUND
                                   ---------------

                              Adminis-
 Fiscal Year                  trative      Advisory                   Percent of
    Ended       Advisory      Service        Fee                        Average
September 30,     Fee           Fee*        Waiver*       Total       Net Assets
-------------   --------      --------     --------      ------       ----------
     1994     $ 9,168,916    $ 180,239      $    0    $ 9,349,155      0.52%
     1995      15,753,914      212,623           0     15,966,537      0.75%
     1996      15,767,000      210,000           0     15,977,000      0.76%

                            BERGER GROWTH AND INCOME FUND
                         ------------------------------

                              Adminis-
 Fiscal Year                  trative      Advisory                  Percent of
   Ended        Advisory      Service        Fee                       Average
September 30,     Fee           Fee*       Waiver*       Total       Net Assets
-------------   --------      --------     --------      ------      -----------

     1994      $1,525,695     $ 27,388   $(154,669)    $1,398,414      0.51%
     1995       2,680,832       36,143           0      2,716,975      0.75%
     1996       2,496,000       33,000           0      2,529,000      0.76%

                           BERGER SMALL COMPANY GROWTH FUND
                           --------------------------------

                              Adminis-
  Fiscal Year                 trative      Advisory                  Percent of
    Ended       Advisory      Service        Fee                       Average
September 30,     Fee           Fee         Waiver        Total      Net Assets
-------------   --------      --------     --------      ------      ----------

     1994**    $  760,561      $ 8,444        $  0     $  769,005      0.91%
     1995       3,211,591       35,692           0      3,247,283      0.91%
     1996       5,902,000       66,000           0      5,968,000      0.91%

                              BERGER NEW GENERATION FUND
                              --------------------------

                              Adminis-
 Fiscal Year                  trative      Advisory                  Percent of
   Ended        Advisory      Service        Fee                       Average
September 30,     Fee           Fee         Waiver       Total       Net Assets
-------------   --------      --------     --------      ------      -----------

     1996***   $  398,000     $  4,000   $ (85,000)    $  317,000      0.71%

------------------

* Under the Investment Advisory Agreement in effect until October 14, 1994, Berger Associates waived its advisory fee to the Berger 100 Fund and the Berger Growth and Income Fund to the extent that the Fund's normal operating expenses (exclusive of brokerage commissions, 12b-1 fees, interest and taxes) exceeded 2% of the first $10,000,000, 1-1/2% of the next $20,000,000 and 1% of the balance of the Fund's average daily net assets for its fiscal year.

** Covers period from December 30, 1993 (date operations commenced) through the end of the Fund's first fiscal year on September 30, 1994.

*** Covers period from March 29, 1996 (date operations commenced) through the end of the Fund's first fiscal year on September 30, 1996.

6.   BROKERAGE POLICY

     Although each Fund retains full control over its own investment policies, under the terms of its Investment Advisory Agreement, Berger Associates is directed to place the portfolio transactions of the Fund. Berger Associates is required to report on the placement of brokerage business to the directors or trustees of each Fund every quarter, indicating the brokers with whom Fund portfolio business was placed and the basis for such placement. The brokerage commissions paid by the Funds during the past three fiscal years were as follows:

                                BROKERAGE COMMISSIONS

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                 FISCAL YEAR                    FISCAL YEAR                    FISCAL YEAR
                                                    ENDED                          ENDED                          ENDED
                                                SEPTEMBER 30,                  SEPTEMBER 30,                  SEPTEMBER 30,
                                                     1994                           1995                          1996
-----------------------------------------------------------------------------------------------------------------------------
 BERGER 100 FUND                                  $2,273,517                     $4,588,858                    $4,690,664
-----------------------------------------------------------------------------------------------------------------------------
 BERGER GROWTH AND INCOME FUND                    $  406,885                     $  753,905                    $  768,786
-----------------------------------------------------------------------------------------------------------------------------
 BERGER SMALL COMPANY GROWTH FUND                 $  233,121*                    $  486,617                    $  603,950
-----------------------------------------------------------------------------------------------------------------------------
 BERGER NEW GENERATION FUND                          N/A                            N/A                        $  938,731**
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

 * Covers period from December 30, 1993 (date operations commenced) through the end of the Fund's first fiscal year on September 30, 1994.

** Covers period from March 29, 1996 (date operations commenced) through the end of the Fund's first fiscal year on September 30, 1996. The Fund paid more brokerage commissions than anticipated during this period as a result of portfolio transactions undertaken in response to volatile markets and the short tax year for its initial period of operations.

     The Investment Advisory Agreement that each Fund has with Berger Associates authorizes and directs Berger Associates to place portfolio transactions for the Fund only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates. However, each Agreement specifically authorizes Berger Associates to place such transactions with a broker with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Berger Associates determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Berger Associates.

     In accordance with this provision of the Agreement, Berger Associates places portfolio brokerage business of each Fund with brokers who provide useful research services to Berger Associates. Such research services typically consist of studies made by investment analysts or economists relating either to the past record of and future outlook for companies and the industries in which they operate, or to national and worldwide economic conditions, monetary conditions and trends in investors' sentiment, and the relationship of these factors to the securities market. In addition, such analysts may be available for regular consultation so that Berger Associates may be apprised of current developments in the above-mentioned factors. During the fiscal year ended

September 30, 1996, $666,835, $172,607, $53,257 and $3,540 of the brokerage commissions paid by the Berger 100 Fund, the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund, respectively, were paid to brokers who agreed to provide to the Fund selected research services prepared by the broker or subscribed or paid for by the broker on behalf of the Fund. Those services included a service used by the independent directors or trustees of the Funds in reviewing the Investment Advisory Agreements.

     The research services received from brokers are often helpful to Berger Associates in performing its investment advisory responsibilities to the Funds, but they are not essential, and the availability of such services from brokers does not reduce the responsibility of Berger Associates' advisory personnel to analyze and evaluate the securities in which the Funds invest. The research services obtained as a result of the Funds' brokerage business also will be useful to Berger Associates in making investment decisions for its other advisory accounts, and, conversely, information obtained by reason of placement of brokerage business of such other accounts may be used by Berger Associates in rendering investment advice to the Funds. Although such research services may be deemed to be of value to Berger Associates, they are not expected to decrease the expenses that Berger Associates would otherwise incur in performing its investment advisory services for the Funds nor will the advisory fees that are received by Berger Associates from the Funds be reduced as a result of the availability of such research services from brokers.

     Investment decisions for the Funds and other accounts advised by Berger Associates are made independently with a view to achieving each of their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. However, certain investments may be appropriate for a Fund and one or more such accounts. If a Fund and other accounts advised by Berger Associates are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions averaged as to price and allocated equitably to the Fund and each participating account. While in some cases, this policy might adversely affect the price paid or received by a Fund or other participating accounts, or the size of the position obtained or liquidated, Berger Associates will aggregate orders if it believes that coordination of orders and the ability to participate in volume transactions will result in the best overall combination of net price and execution.

     The directors or trustees of each of the Funds authorized Berger Associates to place portfolio transactions on an agency basis through DSTS, a wholly-owned broker-dealer subsidiary of DST. When transactions are effected through DSTS, the commission received by DSTS is credited against, and thereby reduces, certain operating expenses that the Fund would otherwise be obligated to pay. No portion of the commission is retained by DSTS.

     Included in the brokerage commissions paid by the Funds during the fiscal year ended September 30, 1996, as stated in the preceding table, are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                             COMMISSIONS PAID     REDUCTION IN
                                             THROUGH DSTS (1)     EXPENSES (1)
-----------------------------------------------------------------------------------
Berger 100 Fund                                   $278,050(2)           $208,538
-----------------------------------------------------------------------------------
Berger Growth and Income Fund                     $ 15,120(3)           $ 11,340
-----------------------------------------------------------------------------------
Berger Small Company Growth Fund                  $ 12,800(4)           $  9,600
-----------------------------------------------------------------------------------
Berger New Generation Fund                           $     0              $    0
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------


(1) No portion of the commission is retained by DSTS. Difference between commissions paid through DSTS and reduction in expenses constitute commissions paid to an unaffiliated clearing broker.

(2) Constitutes 5.9% of the aggregate brokerage commissions paid by the Berger 100 Fund and 5.4% of the aggregate dollar amount of transactions placed by the Berger 100 Fund.

(3) Constitutes 2.0% of the aggregate brokerage commissions paid by the Berger Growth and Income Fund and 1.0% of the aggregate dollar amount of transactions placed by the Berger Growth and Income Fund.

(4) Constitutes 2.1% of the aggregate brokerage commissions paid by the Berger Small Company Growth Fund and less than 1% of the aggregate dollar amount of transactions placed by the Berger Small Company Growth Fund.


7.     HOW TO PURCHASE SHARES IN THE FUNDS

       Minimum Initial Investment                                     $2,000.00
       Minimum Subsequent Investment                                    $ 50.00

       To purchase shares in any of the Funds, simply complete the application form enclosed with the Prospectus. Then mail it with a check payable to "Berger Funds" to the Funds in care of DST Systems, Inc., the Funds' sub-transfer agent, as follows:

       Berger Funds
       c/o DST Systems, Inc.
       P.O. Box 419958
       Kansas City, MO  64141

       If a shareholder is adding to an existing account, shares may also be purchased by placing an order by telephone call to the Funds at 1-800-551-5849 or via personal computer through on-line service providers or other on-line access points approved by the Funds, and remitting payment to DST Systems, Inc. Payment for shares ordered on-line must be made by electronic funds transfer. In order to make sure that payment for telephone purchases is received on time, shareholders are encouraged to remit payment by electronic funds transfer. Shareholders may also remit payment by wire or by overnight delivery.




       In addition, Fund shares may be purchased through certain broker-dealers that have established mutual fund programs and certain other organizations connected with pension and retirement plans. These broker-dealers and other organizations may charge investors a transaction or other fee for their services, may require different minimum initial and subsequent investments than the Funds and may impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Fees charged by these organizations will have the effect of reducing a shareholder's total return on an investment in Fund shares. No such charge will be paid by an investor who purchases the Fund shares directly from the Fund as described above.

8.     HOW THE NET ASSET VALUE IS DETERMINED

       The net asset value of each Fund is determined once daily, at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., New York time, Monday through Friday) each day that the Exchange is open. The Exchange is closed and the net asset value of the Funds is not determined on weekends and on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day each year. The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding.

       In determining net asset value, securities listed or traded primarily on national exchanges, The Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if such a price is lacking for the trading period immediately preceding the time of determination, such securities are valued at the mean of their current bid and asked prices. Securities that are traded in the over-the-counter market are valued at the mean between their current bid and asked prices. The market value of individual securities held by each Fund will be determined by using prices provided by pricing services which provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Short-term money market securities maturing within 60 days are valued on the amortized cost basis, which approximates market value. All assets and liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers shortly before the close of the Exchange. Securities and assets for which quotations are not readily available are valued at fair values determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

       Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the net asset value of the shares of a Fund are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur between the times at which they are determined and the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the directors or trustees.

       A Fund's securities may be listed primarily on foreign exchanges or over-the-counter dealer markets which may trade on days when the Exchange is closed (such as a customary U.S. holiday) and on which the Fund's net asset value is not calculated. As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of the Fund.

9.     INCOME DIVIDENDS, CAPITAL GAINS
       DISTRIBUTIONS AND TAX TREATMENT

       It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code and to distribute to its investors all or substantially all of its taxable income as defined in the Code. Each of the Funds met the requirements for the last fiscal year end, and intends to meet them in the future. If the Funds meet the Subchapter M requirements, they generally are not liable for Federal income taxes to the extent their earnings are distributed. Qualification as a regulated investment company under the Internal Revenue Code does not, however, involve any federal supervision of management or of the investment practices or policies of the Funds. If a Fund distributes annually less than 98% of its income and gain, it will be subject to a nondeductible excise tax equal to 4% of the shortfall.

       Advice as to the tax status of each year's dividends and distributions will be mailed annually to the shareholders of each Fund. Dividends paid by a Fund from net investment income and distributions from the Fund's net short-term capital gains in excess of any net long-term capital losses, whether received in cash or reinvested, generally will be taxable as ordinary income. Distributions received from a Fund designated as long-term capital gains (net of capital losses), whether received in cash or reinvested, will be taxable as long-term capital gains without regard to the length of time a shareholder has owned shares in the Fund. Any loss on the redemption or other sale or exchange of a Fund's shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distribution received on the shares. A portion of the dividends (but not capital gains distributions) paid by a Fund may be eligible for the dividends received deduction for corporate shareholders to the extent that the Fund's income consists of dividends paid by United States corporations. If a shareholder is exempt from Federal income tax, the shareholder will not generally be taxed on amounts distributed by a Fund.

       Dividends and interest received by the Funds on foreign securities may give rise to withholding and other taxes imposed by foreign countries. It is expected that foreign taxes paid by the Funds will be treated as expenses of the Funds. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

       If the amount of the Fund's distributions for a taxable year exceeds the Fund's tax earnings and profits available for distribution, all or portion or the distributions may be treated as a return of capital or as capital gains. In the event a distribution is treated as a return of capital, the shareholder's basis in his or her Fund shares will be reduced to the extent the distribution is so treated.


       At certain levels of taxable income, the Internal Revenue Code provides a preferential tax rate for long-term capital gains. Long-term capital gains of taxpayers other than corporations are taxed at a 28% maximum rate, whereas ordinary income is taxed at a 39.6% maximum rate. Capital losses continue to be deductible only against capital gains plus (in the case of taxpayers other than corporations) $3,000 of ordinary income annually ($1,500 for married individuals filing separately).

10.    SUSPENSION OF REDEMPTION RIGHTS

       The right of redemption may be suspended for any period during which the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted, or when there is an emergency as determined by the Securities and Exchange Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of shareholders of a Fund.

       Each Fund intends to redeem its shares only for cash, although it retains the right to redeem its shares in-kind under unusual circumstances, in order to protect the interests of the remaining shareholders, by the delivery of securities selected from its assets at its discretion. Each Fund is, however, governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. For purposes of this threshold, each underlying account holder whose shares are held of record in certain omnibus accounts is treated as one shareholder. Should redemptions by any shareholder during any 90-day period exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder generally will incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemption in-kind will be the same as the method of valuing portfolio securities described under Section 8. Shareholders have the ability to request in writing a review of the valuation of in-kind redemptions, which will be considered by the Trustees of the Fund within 90 days of such written request.

11.    TAX-SHELTERED RETIREMENT PLANS

       The Funds offer a Profit-Sharing Plan, a Money Purchase Pension Plan, an Individual Retirement Account and a 403(b) Custodial Account for adoption by employers and individuals who wish to participate in such Plans by accumulating shares of any of the Funds with tax-deductible dollars.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLANS

       Employers, self-employed individuals and partnerships may make tax-deductible contributions to the tax-qualified retirement plans offered by the Funds. All income and capital gains in the Plans are tax free until withdrawn. The amounts that are deductible depend upon the type of Plan or Plans adopted.

       If you, as an employer, self-employed person or partnership, adopt the Profit-Sharing Plan, you may vary the amount of your contributions from year to year and may elect to make no contribution at all for some years. If you adopt the Money Purchase Pension Plan, you must commit yourself to make a contribution each year according to a formula in the Plan that is based upon your and your employees' compensation or earned income. By adopting both the Profit-Sharing and the Money Purchase Pension Plan, you can increase the amount of contributions that you may deduct in any one year.

       If you wish to purchase shares of any Fund in conjunction with one or both of these tax-qualified plans, you may use an Internal Revenue Service approved prototype Trust Agreement and Retirement Plan available from the Funds. IFTC serves as trustee of the Plan, for which it charges an annual trustee's fee of $12 for each Fund or Cash Account Trust Money Portfolio (discussed below) in which the participant's account is invested. Contributions under the Plans are invested exclusively in shares of the Funds or the Cash Account Trust Money Market Portfolios, which are then held by the trustee under the terms of the Plans to create a retirement fund in accordance with the tax code.

       Distributions from the Profit-Sharing and Money Purchase Pension Plans generally may not be made without penalty until the participant reaches age
59 1/2 and must begin no later than April 1 of the calendar year following the year in which the participant attains age 70 1/2. Except for required distributions after age 70 1/2, periodic distributions over more than 10 years and the distribution of any after-tax contributions, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another qualified plan or an individual retirement account (IRA). Participants may not be able to receive distributions immediately upon request because of certain requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the Plans is recommended.

       In order to receive the necessary materials to create a Profit-Sharing or Money Purchase Pension Plan, please write to the Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001. Trustees for 401(k) or other existing plans interested in utilizing Fund shares as an investment or investment alternative in their plans should contact the Funds at 1-800-333-1001.

INDIVIDUAL RETIREMENT ACCOUNT (IRA)

       If you are an individual with compensation or earned income, whether or not you are actively participating in an existing qualified retirement plan, you can provide for your own retirement by adopting an IRA. Under an IRA, you can contribute each year up to the lesser of 100% of your compensation or $2,000.
If you have a nonemployed spouse (or if your spouse elects to be treated as having no compensation), you may make contributions totaling up to $2,250 to two IRAs. If neither you nor your spouse are covered by an existing qualified retirement plan, or if your income does not exceed certain amounts, the amounts contributed to your IRA can be deducted for Federal income tax purposes whether or not your deductions are itemized. If you or your spouse are covered by an existing qualified retirement plan, and your income exceeds the applicable amounts, your IRA contributions are not deductible for Federal income tax purposes. However, whether your contributions are deductible or not, the income and capital gains on your IRA are not taxed until the account is distributed.

       If you wish to create an IRA to invest in shares of any Fund, you may use the Fund's IRA custodial agreement form which is an adaptation of the form provided by the Internal Revenue Service. Under the IRA custodial agreement, IFTC will serve as custodian, for which it will charge an annual custodian fee of $12 per Fund or Cash Account Trust Money Market Portfolio in which the IRA is invested.

       Distributions from an IRA generally may not be made without penalty until you reach age 59 1/2 and must begin no later than April 1 of the calendar year following the year in which you attain age
70 1/2. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor is recommended.

       In order to receive the necessary materials to create an IRA account, please write to the Funds, c/o Berger Associates, Inc., P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

403(b) CUSTODIAL ACCOUNTS

       If you are employed by a public school system or certain tax-exempt organizations such as private schools, colleges, universities, hospitals, religious and charitable or other nonprofit organizations, you may establish a 403(b) Custodial Account. Your employer must participate in the establishment of the account.

       Your employer will automatically deduct the amount you designate from your gross salary and contribute it to your 403(b) Custodial Account. The amount which you may contribute annually under a salary reduction agreement is generally the lesser of $9,500 or your exclusion allowance, which is based upon a specified formula. There is a $50 minimum investment in the 403(b) Custodial Account. Contributions made to the account reduce the amount of your current income subject to Federal income tax. Federal income tax is not paid on your contribution until you begin making withdrawals. In addition, all income and capital gains in the account are tax-free until withdrawn.

       Withdrawals from your 403(b) Custodial Agreement may begin as soon as you reach age 59-1/2 and must begin no later than April 1 of the year following the calendar year in which you attain age 70 1/2. Except for required distributions after age 70 1/2 and periodic distributions over more than 10 years, distributions are subject to 20% Federal income tax withholding unless those distributions are rolled directly to another 403(b) account or annuity or an individual retirement account (IRA). You may not be able to receive distributions immediately upon request because of certain notice requirements under federal tax law. Since distributions which do not satisfy these requirements can result in adverse tax consequences, consultation with an attorney or tax advisor regarding the 403(b) Custodial Account is recommended.

       Individuals who wish to purchase shares of a Fund in conjunction with a 403(b) Custodial Account may use a Custodian Account Agreement and related forms available from the Funds. IFTC serves as custodian of the 403(b) Custodial Account, for which it charges an annual custodian fee of $12 per Fund in which the participant's account is invested.

       In order to receive the necessary materials to create a 403(b) Custodial Account, please write to the Funds, c/o Berger

Associates, Inc., P.O. Box 5005, Denver, Colorado 80217, or call 1-800-333-1001.

12.    EXCHANGE PRIVILEGE AND SYSTEMATIC WITHDRAWAL PLAN

       A shareholder who owns shares of any of the Funds worth at least $5,000 at the current net asset value may establish a Systematic Withdrawal account from which a fixed sum will be paid to the shareholder at regular intervals by the Fund in which the shareholder is invested.

       To establish a Systematic Withdrawal account, the shareholder deposits Fund shares with the Fund and appoints the Fund as agent to redeem shares in the shareholder's account in order to make monthly, quarterly, semi-annual or annual withdrawal payments to the shareholder of a fixed amount. The minimum withdrawal payment is $50.00. These payments generally will be made on the 25th day of each month.

       Withdrawal payments are not yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of the shareholder's investment. Depending on the size of the disbursements requested and the fluctuation in value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

       The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying the Fund. The shareholder may, of course, make additional deposits of Fund shares in the shareholder's account at any time.

       Since redemption of shares to make withdrawal payments is a taxable event, each investor should consult a tax advisor concerning proper tax treatment of the redemption.

       Any shareholder may exchange any or all of the shareholder's shares in any of the Funds for shares of any of the other Funds or for shares of the Money Market Portfolio, the Government Securities Portfolio or the Tax-Exempt Portfolio of the Cash Account Trust ("CAT Portfolios"), separately managed, unaffiliated money market funds, without charge, after receiving a current prospectus of the other Fund or CAT Portfolio. The exchange privilege with the CAT Portfolios does not constitute an offering or recommendation of the shares of any such CAT Portfolio by any of the Funds or Berger Associates. Exchanges into or out of the Funds are made at the net asset value per share next determined after the exchange request is received. Each exchange represents the sale of shares from one fund and the purchase of shares in another, which may produce a gain or loss for Federal income tax purposes. An exchange of shares may be made by written request directed to DST Systems, Inc., via a personal computer through on-line service providers or other on-line access points approved by the Funds, or simply by telephoning the Berger Funds at 1-800-551-5849. This privilege is revocable by any of the Funds, and is not available in any state in which the shares of the Fund or CAT Portfolio being acquired in the exchange are not registered for sale. Shareholders automatically have telephone and on-line privileges to authorize exchanges unless they specifically decline this service in the account application or in writing.

13.    PERFORMANCE INFORMATION

       The Prospectus contains a brief description of how total return is calculated.

       Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years, or for the life of the Fund, if shorter. These are the rates of return that would equate the initial amount invested to the ending redeemable value. These rates to the power of
of return are calculated pursuant to the following formula: P(1 + T) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

       For the one, five and ten year periods ending September 30, 1996, and for the period from September 30, 1974 (immediately prior to Berger Associates assuming the duties as the investment advisor for those Funds) through September 30, 1996, the average annual total returns were 9.36%, 13.50%, 17.93% and 15.02%, respectively, for the Berger 100 Fund, and 10.67%, 12.14%, 11.36% and 13.55%, respectively, for the Berger Growth and Income Fund. Since the 12b-1 fees for the Berger 100 Fund and the Berger Growth and Income Fund did not take effect until June 19, 1990, the foregoing performance figures do not reflect the deduction of the 12b-1 fees for the full length of the ten-year and longer periods.

       For the Berger Small Company Growth Fund, the average annual total return was 31.30% for the one-year period ending September 30, 1996, and 26.24% for the period December 30, 1993 (date operations commenced) through September 30, 1996.

       For the Berger New Generation Fund, the total return (not annualized) was 18.20% for the period March 29, 1996 (date operations commenced) through September 30, 1996.

14.    ADDITIONAL INFORMATION

       The Berger 100 Fund and Berger Growth and Income Fund are separate corporations which were incorporated under the laws of the

State of Maryland on March 10, 1966, as "The One Hundred Fund, Inc." and "The One Hundred and One Fund, Inc.", respectively. The names "Berger One Hundred Fund-Registered Trademark-", "Berger 100 Fund-Registered Trademark-", "Berger One Hundred and One Fund-Registered Trademark-" and "Berger 101 Fund-Registered Trademark-" were adopted by the respective Funds as service marks and trade names in November 1989. In 1990, the shareholders of the Berger Growth and Income Fund approved changing its formal corporate name to "Berger One Hundred and One Fund, Inc." and the Fund began doing business under the trade name "Berger Growth and Income Fund, Inc." in January 1996.

       The Berger Small Company Growth Fund is a separate portfolio established on August 23, 1993, under the Berger Investment Portfolio Trust, a Delaware business trust established under the Delaware Business Trust Act. The name "Berger Small Company Growth Fund-Registered Trademark-" was registered as a service mark in September 1995. The Berger New Generation Fund was the second portfolio created under the Berger Investment Portfolio Trust, established on December 21, 1995. The Trust is authorized to issue an unlimited number of shares of beneficial interest in series or portfolios. Currently, the Berger Small Company Growth Fund and the Berger New Generation Fund are the only portfolios established under the Trust, although others may be added in the future.

       Under Delaware law, shareholders of the Trust will enjoy the same limitations on personal liability as extended to stockholders of a Delaware corporation. Further, the Trust Instrument of the Trust provides that no shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for or otherwise existing with respect to, the Trust or any particular series (fund) of the Trust. However, the principles of law governing the limitations of liability of beneficiaries of a business trust have not been authoritatively established as to business trusts organized under the laws of one jurisdiction but operating or owning property in other jurisdictions. In states that have adopted legislation containing provisions comparable to the Delaware Business Trust Act, it is believed that the limitation of liability of beneficial owners provided by Delaware law should be respected. In those jurisdictions that have not adopted similar legislative provisions, it is possible that a court might hold that the shareholders of the Trust are not entitled to the limitations of liability set forth in Delaware law or the Trust Instrument and, accordingly, that they may be personally liable for the obligations of the Trust.

       In order to protect shareholders from such potential liability, the Trust Instrument requires that every written obligation of the Trust or any series thereof contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or such series. The Trust Instrument also provides for indemnification from the assets of the relevant series for all losses and expenses incurred by any shareholder by reason of being or having been a shareholder, and that the Trust shall, upon request, assume the defense of any such claim made against such shareholder for any act or obligation of the relevant series and satisfy any judgment thereon from the assets of that series.

       As a result, the risk of a Berger Small Company Growth Fund or Berger
New Generation Fund shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trust believes that, in view of the above, the risk of personal liability to shareholders of the Fund is remote.
The trustees intend to conduct the operations of the Trust and the Funds so as to avoid, to the extent possible, liability of shareholders for liabilities of the Trust or the Funds.

       Shares of the Funds have no preemptive rights, and since each Fund has only one class of securities there are no sinking funds or arrearage provisions which may affect the rights of the Fund shares. Fund shares have no conversion or subscription rights. Shares of the Funds may be transferred by endorsement, or other customary methods, but none of the Funds is bound to recognize any transfer until it is recorded on its books.

       Insofar as the management of the Funds is aware, as of October 4, 1996, no person owned, beneficially or of record, more than 5% of the outstanding shares of any of the Funds, except for Charles Schwab & Co. Inc. ("Schwab"), 101 Montgomery Street, San Francisco, California 94104, which owned of record 25.94%, 28.52%, 27.73% and 19.86% of the outstanding shares of the Berger 100 Fund, the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund, respectively, and National Financial Services Corporation ("Fidelity"), 82 Devonshire Street, R20A, Boston, MA 02109, which owned of record 5.04%, 8.81% and 7.10% of the outstanding shares of the Berger Growth and Income Fund, the Berger Small Company Growth Fund and the Berger New Generation Fund, respectively. According to information provided by Schwab and Fidelity, Schwab and Fidelity hold such shares as nominee for the beneficial owners of such shares (none of whom own more than 5% of any of the Fund's outstanding shares), and with respect to such shares, Schwab and Fidelity have no investment discretion and, as nominee holders, only limited discretionary voting power.

OTHER INFORMATION

       Davis, Graham & Stubbs LLP, 370 Seventeenth Street, Denver, Colorado, acts as counsel to the Funds.


       Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, acted as independent accountants for each Fund for the fiscal year ended September 30, 1996.


       The Berger 100 Fund, the Berger Growth and Income Fund and the Berger Investment Portfolio Trust have each filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities of the Funds of which this Statement of Additional Information is a part. If further information is desired with respect to any of the Funds or such securities, reference is made to the Registration Statements and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

       The statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights for the Funds for the fiscal year ended September 30, 1996, and in each case the Report of Independent Accountants thereon dated October 29, 1996, are incorporated by reference into this Statement of Additional Information from the Annual Report to Shareholders dated September 30, 1996, for each of the Funds. A copy of the 1996 Annual Report for each of the Funds is enclosed with this Statement of Additional Information.

       The report of the Funds' prior independent accountants, dated October
28, 1994, to the extent it covers the financial highlights for any of the Funds for any of the years ended September 30, 1994, 1993 or 1992, is incorporated by reference into this Statement of Additional Information from the Annual Report to Shareholders dated September 30, 1994, for each of such Funds. A copy of the 1994 Annual Report for each of such Funds may be obtained upon request without charge by calling the Funds at 1-800-333-1001.

                                      APPENDIX A


HIGH-YIELD/HIGH RISK CONVERTIBLE BONDS

       The Funds may purchase securities which are convertible into common stock when the Funds' management believes they offer the potential for a higher total return than nonconvertible securities. While fixed income securities generally have a priority claim on a corporation's assets over that of common stock, some of the convertible securities which the Funds may hold are high-yield/high-risk securities that are subject to special risks, including the risk of default in interest or principal payments which could result in a loss of income to a Fund or a decline in the market value of the securities. Convertible securities often display a degree of market price volatility that is comparable to common stocks.

       Specifically, corporate debt securities which are below investment grade (securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities which a Fund may purchase and hold are subject to a higher risk of non-payment of principal or interest, or both, than higher grade debt securities. Generally speaking, the lower the quality of a debt security (which may be reflected in its Moody's and/or Standard & Poor's ratings), the higher the yield it will provide, but the greater the risk that interest or principal payments will not be made when due. Thus, the lower the grade of a security, the more speculative characteristics it generally has. Information about the ratings of Moody's and Standard & Poor's, and the investment risks associated with the various ratings, is set forth below.

       The market prices of these lower grade convertible securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to economic changes or individual corporate developments. Periods of economic uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities also may have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by poor economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

CORPORATE BOND RATINGS

       The ratings of fixed-income securities by Moody's and Standard & Poor's are a generally accepted measurement of credit risk. However, they are subject to certain limitations. Ratings are generally based upon historical events and do not necessarily reflect the future. In addition, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

KEY TO MOODY'S CORPORATE RATINGS

       Aaa-Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

       A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa-Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds of this class.

       B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

KEY TO STANDARD & POOR'S CORPORATE RATINGS

       AAA-Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

       AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

       A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

       BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

       BB, B, CCC, CC AND C-Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by the large uncertainties or major risk exposures to adverse conditions.

       C1-The rating C1 is reserved for income bonds on which no interest is being paid.

       D-Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

       PLUS (+) OR MINUS (-)-The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PART C.   OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS:

          (a)  FINANCIAL STATEMENTS.


          In Part A of the Registration Statement (Prospectus):

          1.   Financial Highlights for the periods indicated.

          Incorporated from the Funds' Annual Report dated September 30, 1996, into Part B of the Registration Statement (Statement of Additional Information):

          1.   Report of the Independent Accountants, dated October 29, 1996

          2.   Statement of Assets and Liabilities as of September 30, 1996

          3.   Schedule of Investments as of September 30, 1996

          4.   Statement of Operations for the Year Ended September 30, 1996

          5. Statement of Changes in Net Assets for the Years Ended September 30, 1996 and 1995

          6.   Notes to Financial Statements, September 30, 1996

          7.   Financial Highlights for the periods indicated.

          In Part C of the Registration Statement:


          None.

          (b)  EXHIBITS.

          The Exhibit Index following the signature pages below is incorporated herein by reference.


Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 26.  NUMBER OF HOLDERS OF SECURITIES


          The number of record holders of shares of beneficial interest in the Registrant (the only class of securities outstanding) as of September 30, 1996, was as follows:

                    (1)                                (2)

                                                    Number of
               Title of Class                     Record Holders
               --------------                     --------------
               Shares of Beneficial                    106,022
               Interest in Berger Small
               Company Growth Fund

               Shares of Beneficial                     22,778
               Interest in Berger New
               Generation Fund


Item 27.  INDEMNIFICATION

          Article IX, Section 2 of the Trust Instrument for Berger Investment Portfolio Trust (the "Trust"), of which the Funds are series, provides for indemnification of certain persons acting on behalf of the Trust to the fullest extent permitted by the law. In general, trustees, officers, employees and agents will be indemnified against liability and against all expenses incurred by them in connection with any claim, action, suit or proceeding (or settlement thereof) in which they become involved by virtue of their Trust office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees, officers, employees or agents undertake to repay the Trust if their conduct is later determined to preclude indemnification. The Trust has the power to purchase insurance on behalf of its trustees, officers, employees and agents, whether or not it would be permitted or required to indemnify them for any such liability under the Trust Instrument or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          The business of Berger Associates, Inc., the investment adviser of the Registrant, is described in the Prospectus in Section 6 and in the Statement of Additional Information in Section 4 which are included in this Registration Statement.

          William M.B. Berger, Rodney L. Linafelter, William R. Keithler and Kevin R. Fay have no business, profession, vocation or employment of a substantial nature other than their positions with the investment adviser, and have had no prior business, profession, vocation or employment of a substantial nature within the preceding two years other than as shown in Section 3 of the Statement of Additional Information.

          Gerard M. Lavin, President and a director of Berger Associates, is also President and a trustee of the Berger Institutional Products Trust, and serves as an officer of DST Systems, Inc., 1055 Broadway, 9th Floor, Kansas City, MO 64105 (provider of information and transaction processing and recordkeeping services for various mutual funds), and as a director of First of Michigan Capital Corp. (holding company) and First of Michigan Corp. (broker-dealer), 100 Renaissance Center, Detroit, MI 48243. From February 1992 to March 1995, Mr. Lavin served as President and CEO of Investors Fiduciary Trust Company.

          Craig D. Cloyed, Vice President and Chief Marketing Officer of Berger Associates, was formerly (September 1989 to August 1995) Senior Vice President of INVESCO Funds Group (mutual funds).

          Landon H. Rowland, a director of Berger Associates, also serves as President, Chief Executive Officer and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, MO 64105 (a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial asset management, and which owns approximately 48% of the outstanding shares of DST Systems, Inc., a publicly traded information and transaction processing company). Mr. Rowland also serves as Chairman of the Board and a director of The Kansas City Southern Railway Company, and until September 1995, served as Chairman of the Board and a director of DST Systems, Inc.

Item 29.  PRINCIPAL UNDERWRITERS

          Not applicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS

          The accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained as follows:

          (a) Shareholder records are maintained by the Registrant's sub-transfer agent, DST Systems, Inc., P.O. Box 419958, Kansas City, MO 64141;

          (b) Accounting records relating to cash and other money balances; asset, liability, reserve, capital, income and expense accounts; portfolio securities; purchases and sales; and brokerage commissions are maintained by the Registrant's Recordkeeping and Pricing Agent, Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105. Other records of the Registrant relating to purchases and sales; the Trust Instrument, minute books and other trust records; brokerage orders; performance information and other records are maintained at the offices of the Registrant at 210 University Boulevard, Suite 900, Denver, Colorado 80206.

Item 31.  MANAGEMENT SERVICES

          The Registrant has no management-related service contract which is not discussed in Parts A and B of this form. See Section 6 of the Prospectus and
Section 5 of the Statement of Additional Information for a discussion of the Recordkeeping and Pricing Agent Agreement entered into between the Registrant and IFTC and the Administrative Services Agreement entered into between the Registrant and Berger Associates, Inc., investment adviser to the Registrant.

Item 32.  UNDERTAKINGS

          Registrant undertakes to comply with the following policy with respect to calling meetings of shareholders for the purpose of voting upon the removal of any Trustee of the Registrant and facilitating shareholder communications related to such meetings:

          1. The Trustees will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Trustee of the Registrant when requested in writing to do so by the record holders of at least 10% of the outstanding shares of the Registrant.

          2. Whenever ten or more shareholders of record who have been shareholders of the Registrant for at least six months, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares of the Registrant, whichever is less, apply to the Trustees in writing stating that they wish to communicate with other shareholders with a view to obtaining signatures to request such a meeting, and deliver to the Trustees a form of communication and request which they wish to transmit, the Trustees within 5 business days after receipt of such application either will (i) give such applicants access to a list of the names and addresses of all shareholders of record of the Registrant, or (ii) inform such applicants of the approximate number of shareholders of record and the approximate cost of mailing the proposed communication and form of request.

          3.   If the Trustees elect to follow the course specified in clause
(ii), above, the Trustees, upon the written request of such applicants accompanied by tender of the material to be mailed and the reasonable expenses of the mailing, will, with reasonable promptness, mail such material to all shareholders of record, unless within 5 business days after such tender the Trustees shall mail to such applicants and file with the Securities and Exchange Commission (the "Commission"), together with a copy of the material requested to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          4. If the Commission enters an order either refusing to sustain any of the Trustees' objections or declaring that any objections previously sustained by the Commission have been resolved by the applicants, the Trustees will cause the Registrant to mail copies of such material to all shareholders of record with reasonable promptness after the entry of such order and the renewal of such tender.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, and State of Colorado, on the 30th day of October, 1996.

                                   BERGER INVESTMENT PORTFOLIO TRUST
                                   (Registrant)

                                   By /s/ Rodney L. Linafelter
                                      ---------------------------------------
                                      Name:  Rodney L. Linafelter
                                           ----------------------------------
                                      Title:  President
                                             --------------------------------

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       Signature                      Title                       Date
       ---------                      -----                       ----
/s/ Rodney L. Linafelter      President (Principal           October 30, 1996
---------------------------   Executive Officer)
Rodney L. Linafelter          and Director

/s/ Kevin R. Fay              Vice President,                October 30, 1996
---------------------------   Secretary and Treasurer
Kevin R. Fay                  (Principal Financial
                              and Accounting Officer)

/s/ Dennis E. Baldwin         Trustee                        October 30, 1996
---------------------------
Dennis E. Baldwin*


/s/ William M.B. Berger       Trustee                        October 30, 1996
---------------------------
William M.B. Berger*


/s/ Louis R. Bindner          Trustee                        October 30, 1996
---------------------------
Louis R. Bindner*


/s/ Katherine A. Cattanach    Trustee                        October 30, 1996
---------------------------
Katherine A. Cattanach*


/s/ Lucy Black Creighton      Trustee                        October 30, 1996
---------------------------
Lucy Black Creighton*

/s/ Paul R. Knapp             Trustee                        October 30, 1996
---------------------------
Paul R. Knapp*


/s/ Harry T. Lewis, Jr.       Trustee                        October 30, 1996
---------------------------
Harry T. Lewis, Jr.*


/s/ Michael Owen              Trustee                        October 30, 1996
---------------------------
Michael Owen*


/s/ William Sinclaire         Trustee                        October 30, 1996
---------------------------
William Sinclaire*


/s/ Rodney L. Linafelter
---------------------------
*By Rodney L. Linafelter,
    Attorney-in-Fact

                                    EXHIBIT INDEX





N-1A                     EDGAR
Exhibit                  Exhibit
No.                      No.                      Name of Exhibit
---------                --------                 ---------------
(1)  Exhibit   1                                  Trust Instrument
(1)  Exhibit   2                                  Bylaws
     Exhibit   3                                  Not applicable
     Exhibit   4                                  Not applicable
(3)  Exhibit   5.1       EX-99.B5.1               Form of Investment Advisory
                                                  Agreement for Berger Small
                                                  Company Growth Fund
(7)  Exhibit   5.2       EX-99.B5.2               Form of Investment Advisory
                                                  Agreement for Berger New
                                                  Generation Fund
     Exhibit   6                                  Not applicable
     Exhibit   7                                  Not applicable
(6)  Exhibit   8                                  Form of Custody Agreement
 *   Exhibit   9.1       EX-99.B9.1               New Account Application
(1)  Exhibit   9.2.1                              Form of Administrative
                                                  Services Agreement for Berger
                                                  Small Company Growth Fund
(7)  Exhibit   9.2.2                              Form of Administrative
                                                  Services Agreement for Berger
                                                  New Generation Fund
(2)  Exhibit   9.3                                Form of Recordkeeping and
                                                  Pricing Agent Agreement
(2)  Exhibit   9.4                                Form of Agency Agreement
(4)  Exhibit   9.5.1                              Services Agreement between
                                                  Berger Associates, Inc.,
                                                  Charles Schwab & Co., Inc. and
                                                  Berger Investment Portfolio
                                                  Trust on behalf of Berger
                                                  Small Company Growth Fund,
                                                  effective February 1, 1994
 *   Exhibit   9.5.2     EX-99.B9.5.2             Services Agreement between
                                                  Berger Associates, Inc.,
                                                  Charles Schwab & Co., Inc.
                                                  and Berger Investment
                                                  Portfolio Trust on behalf
                                                  of Berger New Generation Fund
(3)  Exhibit   10                                 Opinion and consent of Davis,
                                                  Graham & Stubbs LLP
*    Exhibit   11        EX-99.B11                Consent of Price Waterhouse
                                                  LLP
     Exhibit   12                                 Not applicable
(3)  Exhibit   13                                 Investment Letter from Initial
                                                  Stockholder
(5)  Exhibit   14.1                               Form 5305-A Individual
                                                  Retirement Custodial Account
                                                  and Related Documents
(2)  Exhibit   14.2                               Investment Company Institute
                                                  Prototype Money Purchase
                                                  Pension and Profit Sharing
                                                  Plan Basic Document #01 and
                                                  Related Documents
(2)  Exhibit   14.3                               403(b)(7) Plan Custodial
                                                  Account Agreement and Related
                                                  Documents
(2)  Exhibit   15.1                               Rule 12b-1 Plan for Berger
                                                  Small Company Growth Fund
(7)  Exhibit   15.2                               Rule 12b-1 Plan for Berger
                                                  New Generation Fund
(4)  Exhibit   16                                 Schedule for Computation of
                                                  Performance Data
*    Exhibit   17.1      EX-27.1                  Financial Data Schedule for
                                                  Berger Small Company Growth
                                                  Fund
 *   Exhibit   17.2      EX-27.2                  Financial Data Schedule for
                                                  Berger New Generation Fund
     Exhibit   18                                 Not Applicable

___________________________

* Filed herewith.
(1) Previously filed on September 23, 1993, with Registrant's original Registration Statement on Form N-1A and incorporated herein by reference.
(2) Previously filed on November 30, 1993, with Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.

(3) Previously filed on December 28, 1993, with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.
(4) Previously filed on June 28, 1994, with Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.
(5) Previously filed on April 27, 1995, with Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.
(6) Previously filed on November 27, 1995, with Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.
(7) Previously filed on February 23, 1996, with Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A and incorporated herein by reference.